================================================================================

                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                    ONLY (AS PERMITTED BY RULE 14A-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                       AMERICAN PRECISION INDUSTRIES INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:

================================================================================

                       AMERICAN PRECISION INDUSTRIES INC.
                  2777 WALDEN AVENUE, BUFFALO, NEW YORK 14225

                       NOTICE OF MEETING OF SHAREHOLDERS

                                                                  March 25, 1998

     The Annual Meeting of Shareholders of American Precision Industries Inc. will be held at the offices of the company at 2777 Walden Avenue, Buffalo, New York 14225 on Friday, April 24, 1998 at 9:30 a.m. Buffalo, New York time to consider and take action upon the following matters:

     1. Election of three Class I directors for a three-year term and one Class III director for a two-year term.

     2. Approval of the proposed 1998 Employees Stock Option Plan.

     3. Approval of the proposed 1997 Officers Stock Option Plan.

     4. Approval of amendments and proposed amendments to 1995 Directors Stock Option Plan.

     5. Ratification of the selection of Price Waterhouse LLP, independent public accountants, as auditors for the 1998 fiscal year.

     6. Transaction of such other business as may properly come before the meeting.

     All persons who were holders of record of Common Stock and Series B Seven Percent (7%) Cumulative Convertible Preferred Stock at the close of business on March 6, 1998, and no others shall be entitled to vote at the meeting. Holders of Common Stock can vote on all matters and the holder of the Series B Seven Percent (7%) Cumulative Convertible Preferred Stock can vote on proposals 2, 3 and 4 only.

                                             James J. Tanous
                                              Secretary

SHAREHOLDERS ARE URGED TO VOTE BY SIGNING, DATING, AND RETURNING THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

                       AMERICAN PRECISION INDUSTRIES INC.

                                PROXY STATEMENT

     This proxy statement is furnished in connection with the solicitation by the Board of Directors of American Precision Industries Inc. (hereinafter referred to as "API" or the "Company") of proxies to be used at the Annual Meeting of Shareholders to be held on April 24, 1998 (the "Meeting"). This proxy statement and the accompanying form of proxy will be sent to the shareholders on or about March 25, 1998.

RECORD DATE

     The record date for the Meeting is March 6, 1998 (the "Record Date"). Only shareholders of record at the close of business on the Record Date will be entitled to vote at the Meeting.

SHAREHOLDERS ENTITLED TO VOTE

     Each share of the Company's common stock, $.66 2/3 par value, ("Common Stock") outstanding at the close of business on the Record Date will be entitled to one vote on all matters submitted to a vote at the Meeting. Inter Scan Holding Ltd. ("Inter Scan"), as the holder of all of the issued and outstanding shares of Series B Seven Percent (7%) Cumulative Convertible Preferred Stock ("Series B Preferred Stock"), has the right to cast a number of votes equal to the number of shares of Common Stock into which the Series B Preferred Stock was convertible as of the Record Date (i.e. 1,538,603) and will be entitled to vote on all matters submitted to a vote at the Meeting, except the election of directors and the ratification of the independent public accountants. As of the Record Date, there were outstanding 7,444,168 shares of Common Stock which are entitled to vote on all matters submitted to a vote at the Meeting, and 1,236,337 shares of Series B Preferred Stock which will be entitled to cast a total of 1,538,603 votes on proposals 2, 3 and 4.

QUORUM

     A majority of the shares entitled to vote, present in person or represented by proxy at the Meeting, shall constitute a quorum.

REQUIRED VOTE

     Directors shall be elected by a plurality of the votes of the shares of Common Stock present in person or represented by proxy at the Meeting and entitled to vote on the election of directors.

     The proposal to ratify the appointment of auditors requires the affirmative vote of the majority of shares of Common Stock present in person or represented by proxy at the Meeting and entitled to vote on that proposal.

     Under Delaware law, proposals 2, 3 and 4 which deal with stock option plans for officers and directors must be approved by the affirmative vote of the majority of the voting power of the holders of Common Stock and Series B Preferred Stock, present in person or represented by proxy and entitled to vote on the proposals, voting together as a single class. However, because the Company's Common Stock is listed on the New York Stock Exchange ("NYSE"), it must comply with the NYSE's voting requirements for approval of stock option plans for officers and directors. Rule 312.03(a) and rule 312.06 of the NYSE require the affirmative vote of a majority of votes cast to approve proposals 2, 3 and 4, provided that the total vote cast on each proposal represents over 50% in interest of all securities entitled to vote on that proposal.

     Under the Shareholder Agreement between the Company and Inter Scan which was entered into in connection with the Company's acquisition from Inter Scan of Portescap, a Swiss motor company, Inter Scan agreed that during the three-year period ending July 8, 2000, it would vote all of its shares in accordance with the recommendations of the Company's Board of Directors, and, in that regard, it would give its proxy to the Directors. Accordingly, the Directors intend to cast all 1,538,603 votes held by Inter Scan in favor of proposals 2, 3 and 4.

     In accordance with Delaware law, "abstentions" will, but broker "non-votes" will not, be treated as present and entitled to vote for purposes of computing the required votes needed to approve a proposal. As a result, broker "non-votes" are not included in the tabulation of the voting results on the election of directors or issues requiring approval of a majority of the votes present and entitled to vote on the issue or votes cast and, therefore, do not have the effect of votes in opposition. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner has discretionary power and votes on one or more matters but does not vote on another matter because the nominee does not have discretionary voting power on that item and has not received instructions from the beneficial owner. Shares subject to broker "non-votes" as to one or more matters and shares as to which a stockholder abstains are included in determining whether a quorum is present.

PROXIES

     All shares entitled to vote and represented by properly executed proxies received prior to the Meeting, and not revoked, will be voted as instructed on those proxies. If no instructions are indicated, the shares will be voted as recommended by the Board of Directors.

     If any other matters are properly presented at the Meeting for consideration, the persons named in the enclosed form of proxy and acting thereunder will have discretion to vote on those matters in accordance with their own judgment to the same extent as the person signing the proxy would be entitled to vote. The Company does not anticipate that any other matters will be raised at the Meeting.

     Any proxy may be revoked at any time before it is voted by (i) filing with the Secretary of the Company, at or before the taking of the vote at the Meeting, a written notice of revocation or duly executed proxy, in either case dated later than the prior proxy relating to the same shares or (ii) attending the Meeting and voting in person (although attendance at the Meeting will not of itself revoke a proxy). Any written notice of revocation or subsequent proxy should be sent so as to be delivered to American Precision Industries Inc., 2777 Walden Avenue, Buffalo, New York 14225,
Attention: Secretary, or hand delivered to the Secretary, before the taking of the vote at the Meeting.

     A copy of the Company's Annual Report to Stockholders for the year 1997, including financial statements, has been sent simultaneously with this Proxy Statement or has been previously provided to all stockholders entitled to vote at the Meeting.

                            1. ELECTION OF DIRECTORS

     The Company's Certificate of Incorporation provides that the number of directors of the Company shall be not less than three and not more than nine. The Board currently consists of nine directors. In accordance with the Company's long-standing policy, William P. Panny, who has been a director since 1981 and whose term would expire at the annual meeting in 1999, will retire from the Board of Directors on April 24, 1998, having reached age 70 prior to the Annual Meeting of Shareholders to be held on that date. The directors have determined that upon Mr. Panny's retirement the size of the Board will be reduced from nine directors to eight directors and the number of directors in Mr. Panny's class will be reduced from three to two.

     The Certificate of Incorporation also provides that the directors shall be divided into three classes, designated Class I, Class II, and Class III. Each class shall consist, as nearly as possible, of one-third of the total number of directors constituting the entire Board of Directors. One class stands for election to a three-year term each year. Three Class I and one Class III directors are to stand for election at the Meeting. The Class I Directors so elected will serve until the Company's Annual Meeting of Shareholders in the year 2001 and until their successors are elected and shall qualify, and the Class III Director, who was initially elected to the Board by the directors in July 1997 in connection with the Company's acquisition of Portescap, will serve until the Annual Meeting of Shareholders in the year 2000 and until his successor is elected and shall qualify.

     The directors recommend a vote FOR the four nominees standing for election listed below. Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR these nominees. If any nominee becomes unavailable for election, the proxy holders will vote the proxies for such other nominee as the Board may designate to fill the vacancy.

     Information regarding nominees standing for election and directors whose terms continue beyond the Meeting is set forth below:

     CLASS III: DIRECTOR STANDING FOR ELECTION FOR A TERM EXPIRING IN 2000

     Holger Hjelm, age 74, has been a director since July 8, 1997, at which time he was elected to the Board by the directors as the nominee of Inter Scan in accordance with the agreement by which the Company acquired Portescap, a Swiss motor company, from Inter Scan. Pursuant to that acquisition agreement, the Company is required to nominate Inter Scan's nominee as a director of the Company with a term expiring in 2000 and to appoint that nominee, if elected by the shareholders, to the Nominating Committee. Mr. Hjelm has been the Chief Executive Officer of the InterScan Group ("ISG"), based in Stockholm, Sweden, for approximately 15 years. ISG is an international conglomerate privately owned by Mr. Hjelm and his family. Through its subsidiaries in several countries, ISG manufactures steel mill rolls, and paper and packaging products, distributes fruits and vegetables, conducts oil and commodity trading and real estate activities, and operates a pay phone company.

      CLASS I: DIRECTORS STANDING FOR ELECTION FOR A TERM EXPIRING IN 2001

     John M. Albertine, PhD, age 53, has been a director since 1985. In 1990 Dr. Albertine became Chairman and Chief Executive Officer of Albertine Enterprises, Inc., an economic forecasting, public policy, and full-service mergers and acquisitions firm based in Washington, D.C. Dr. Albertine serves on the Board of Directors of Intermagnetics General Corporation*, Thermo Electron Corporation*, Thermo Information Solutions, Inc.*, and U.S. Cast Products, Inc.*.

     Douglas J. MacMaster, Jr., age 67, has been a director since 1990. He was Senior Vice President of Merck & Co., Inc., a health products company, from 1988 until his retirement in 1992. Mr. MacMaster is a director of Flamel Technologies, S.A., Martek Biosciences Corp.,* Noese Technologies, Inc., OraVax Inc., Stratton Mutual Funds, and U.S. Bioscience, Inc.* He is also a Trustee of Thomas Jefferson University.

     Klaus K. Oertel, age 64, has been a director since 1995. From January 1, 1990 until his retirement on December 31, 1994, Mr. Oertel was a member of the Board of Management of AEG A.G., Frankfurt, Germany, a unit of Daimler-Benz AG, in charge of the world-wide rail systems group. Since his retirement, Mr. Oertel has acted as a consultant to various industries.

                 CLASS II: DIRECTORS WHOSE TERMS EXPIRE IN 1999

     Bernard J. Kennedy, age 66, has been a director since 1987. Mr. Kennedy has been Chairman, Chief Executive Officer, and President of National Fuel Gas Company* since 1989 and is Chairman of certain of its subsidiaries. National Fuel Gas Company and its subsidiaries are engaged in production, purchase, storage, transportation, and sale of natural gas and in the exploration for and development of

---------------

*Denotes publicly-held company
oil and natural gas reserves. He is a member of the Board of Directors of Merchants Mutual Insurance Company, Associated Electric & Gas Insurance Services Limited, Marine Midland Banks, Inc., and Marine Midland Bank.

     Kurt Wiedenhaupt, age 60, has been a director since 1992. Mr. Wiedenhaupt became President and Chief Executive Officer of the Company on July 1, 1992 and Chairman on April 25, 1997. From 1986 to June 30, 1992, Mr. Wiedenhaupt was President and Chief Executive Officer of AEG Corporation, a North American unit of Daimler-Benz AG which is engaged in transportation, electronics, industrial equipment and business systems.

                CLASS III: DIRECTORS WHOSE TERMS EXPIRE IN 2000

     Victor A. Rice, age 57, has been a director since 1994. Mr. Rice is the Chief Executive Officer and a director of LucasVarity plc*, an international manufacturer and supplier of products, systems, and services to the automotive, diesel engine, and aerospace industries. From 1980 until 1996, Mr. Rice was Chairman and Chief Executive Officer of Varity Corporation. Mr. Rice also serves as a director of Connor Clark Ltd., and International Murex Technologies Corp.*

     Jerre L. Stead, age 55, has been a director since 1996. He is Chairman and Chief Executive Officer of Ingram Micro Inc.*, a distributor of technology products and services. On January 1, 1995, Mr. Stead became Chairman and Chief Executive Officer of Legent Corporation, a computer programming software services firm. He resigned from that position on August 15, 1995 after the merger of Legent Corporation with Computer Associates International, Inc. During 1993 and 1994, Mr. Stead was Chairman and Chief Executive Officer of AT&T Global Information Solutions (formerly NCR), a provider of information technology services. He also served as an Executive Vice President of AT&T and a member of AT&T's Management Executive and Global Operations Committees. From 1991 to 1993, he was President and Chief Executive Officer of AT&T Global Business Communications Systems. From 1989 to 1991, Mr. Stead was Chairman, President, and Chief Executive Officer of Square D Co., a manufacturer of industrial control and electrical distribution products. Mr. Stead is also a director of Armstrong World Industries Inc.*, TBG Holding NV, and TJ International, Inc.

     There are four standing committees of the Board of Directors: Audit, Compensation, Finance, and Nominating.

     The Audit Committee, which was comprised of Mr. Panny, Chairman, Mr. Kennedy and Mr. Oertel in 1997, and is currently comprised of Mr. Kennedy, Chairman, Mr. MacMaster, and Mr. Oertel, had three meetings in 1997. It selects the Company's independent auditors (subject to shareholder ratification) and reviews their proposed audit plan and fees, their completed audit, and their recommendations and the replies of management thereto. The auditors have direct access to the Audit Committee with

---------------

*Denotes publicly-held company
respect to the Company's accounting practices and procedures and management's compliance with those practices and procedures.

     The Compensation Committee, which was comprised of Mr. MacMaster, Chairman, Dr. Albertine, Mr. Rice and Mr. Stead in 1997, and is currently comprised of Mr. Stead, Chairman, Dr. Albertine, and Mr. Rice, had two meetings in 1997. It submits recommendations to the Board on all matters relating to the compensation of officers and key employees.

     The Finance Committee, which was comprised of Mr. Kennedy, Chairman, Dr. Albertine, Mr. Oertel and Mr. Wiedenhaupt in 1997, and is currently comprised of Mr. Oertel, Chairman, Dr. Albertine, and Mr. Kennedy, held one meeting during 1997. It reviews the Company's plans for financing acquisitions and capital expenditures.

     The Nominating Committee, which was comprised of Mr. Stead, Chairman, Dr. Albertine, Mr. Panny, Mr. Hjelm (effective July 8, 1997) and Mr. Wiedenhaupt in 1997, and is currently comprised of Dr. Albertine, Chairman, Mr. Hjelm, and Mr. Stead, held two meetings in 1997. The functions of the Nominating Committee are to review the size and composition of the Board; to establish criteria for Board membership; to search for and screen candidates to fill vacancies on the Board; and to recommend an appropriate slate of candidates for election each year. Shareholders who wish to present a candidate for nomination as a director may do so by writing to the Committee at the Company's corporate office and providing the candidate's name, biographical data and qualifications.

     The Board of Directors had five meetings in 1997. All directors attended at least 75% of the relevant board and committee meetings held during 1997, except for Mr. Hjelm who attended two of the three meetings held while he was a director.

     Directors (except for Mr. Wiedenhaupt) are entitled to an attendance fee of $750 for each board meeting attended in person and are also entitled to an annual retainer of $16,000. Members of committees are entitled to $600 for attendance in person at each meeting. In addition, the Chairmen of the Audit, Compensation, Finance and Nominating Committees each is entitled to $1,000 per annum.

     Under the 1995 Directors Stock Option Plan (the "1995 Directors Plan") a non-employee director of the Company may elect to receive options instead of cash for his annual director's retainer and meeting and chairmanship fees for that year. The options are granted on the first day of each calendar quarter, which is the date on which the payment of retainer and meeting fees would otherwise be made in cash. The number of shares of common stock subject to an option is equal to the amount of director's fees divided by the difference between the fair market value of a share of the Company's Common Stock on the date of grant and the exercise price of the option, which is 30% of the fair market value of a share on the date of grant. Options become exercisable in full six months after grant and expire ten years after grant. However, options may expire earlier as a result of the termination of a director's service on the board, as follows: if an option has not expired earlier, it will expire on the fifth anniversary of the director's retirement after age 70, or if the director dies before that fifth anniversary, the first anniversary of the director's death; on the first anniversary of the termination of the director's service on the board by reason of death or disability; or three months after the termination of the director's service on the board for any other reason. The exercise price is payable in cash.

     All the directors eligible under the 1995 Directors Plan have elected to participate in the Plan from the respective dates of their eligibility. The options which have been granted to directors under the 1995 Directors Plan are set forth in the following table:

                                                               TOTAL      AVERAGE
                                                   OPTIONS    EXERCISE    EXERCISE
                    DIRECTOR                       GRANTED     PRICE       PRICE
                    --------                       -------    --------    --------
John M. Albertine................................   5,803     $ 25,514     $4.40
Holger Hjelm.....................................     272        1,716     $6.31
Bernard J. Kennedy...............................   6,171       27,017     $4.38
Douglas J. MacMaster, Jr.........................   5,576       24,315     $4.36
Klaus K. Oertel..................................   3,435       17,295     $5.03
William P. Panny.................................   5,802       25,644     $4.42
Victor A. Rice...................................   4,976       21,835     $4.39
Jerre L. Stead...................................   2,481       13,565     $5.47
                                                   ------     --------
  Total..........................................  34,516     $156,901     $4.55

     On each date that options are granted, the combination of the exercise price of the options granted and the cash fees the director is entitled to receive but forgoes is equivalent to the market value of the shares of Common Stock underlying the option on the date of grant.

     As of March 6, 1998, 999 of the options granted under the 1995 Directors Plan have been exercised and 15,484 shares remain available for the grant of options under the 1995 Directors Plan. The options reflected in the table above were granted in lieu of cash retainers and meeting fees aggregating $367,300

     Directors with five or more years of continuous service are entitled to a benefit of $10,000 a year payable over ten years upon retirement, death prior to retirement, or nonelection to or removal from the Board following an unfriendly change in control of the Company. In the event of an unfriendly change in control, the director may opt to receive a lump sum payment equal to the present value of the periodic payments discounted at a current annuity discount rate.

     It is the belief of the Board of Directors that it is in the best interest of the Company that, absent special circumstances such as the one set forth below, incumbent directors not remain on the Company's Board beyond the annual meeting of shareholders following their 70th birthday. Mr. Hjelm, who is 74, has been a director since July 8, 1997 and is a nominee for reelection to the Board at this Meeting pursuant to the agreement by which the Company acquired Portescap from Inter Scan. Under that agreement, the Company is required to nominate Inter Scan's nominee as a director with a term expiring in 2000. Mr. Hjelm is Inter Scan's nominee for that position.

                         SHARE OWNERSHIP OF MANAGEMENT

     The following table shows the number of shares of Common Stock beneficially owned as of March 6, 1998 by (1) each director and nominee and each executive officer named in the Summary Compensation Table and (2) all directors and executive officers of API as a group.

                                                         AMOUNT AND NATURE OF            PERCENT OF
                 NAME OF INDIVIDUAL                           BENEFICIAL               COMMON SHARES
               OR DESCRIPTION OF GROUP                     OWNERSHIP(1)(2)             OUTSTANDING(3)
               -----------------------                   --------------------          --------------
John M. Albertine....................................            19,855
Holger Hjelm.........................................               -0-(4)
Bernard J. Kennedy...................................             9,531
Douglas J. MacMaster, Jr.............................             9,236
Klaus K. Oertel......................................             3,531
William P. Panny.....................................            16,701
Victor A. Rice.......................................             4,704
Jerre L. Stead.......................................             7,101
Kurt Wiedenhaupt.....................................           231,345                      3.0%
James W. Bingel......................................            15,526
Bruce McH. Kirchner..................................             4,500
John M. Murray.......................................            50,462
Richard S. Warzala...................................            50,050
All directors and executive officers as a group,
  including those named above........................           435,124(5)                   5.6%

---------------

(1) Each individual has sole voting and investment power over the shares indicated as owned by that individual unless otherwise noted.

(2) Includes the following shares that the named executive officers and directors of API have the right to acquire pursuant to options that are currently exercisable or become exercisable within the next 60 days:

Dr. Albertine.........................................    5,399
Mr. Kennedy...........................................    5,750
Mr. MacMaster.........................................    5,236
Mr. Oertel............................................    3,031
Mr. Panny.............................................    5,381
Mr. Rice..............................................    3,705
Mr. Stead.............................................    2,101
Mr. Wiedenhaupt.......................................  211,923
Mr. Bingel............................................   12,987
Mr. Kirchner..........................................    4,000
Mr. Murray............................................   49,019
Mr. Warzala...........................................   28,250

(3) Except for Mr. Wiedenhaupt, each of the directors and executive officers named in the table owns less than 1% of the common shares outstanding.

(4) Mr. Hjelm is an affiliate of Inter Scan, which owns 1,236,337 shares of the Company's Series B Preferred Stock, which are presently convertible into 1,538,603 shares of Common Stock (see "Share Ownership of Certain Beneficial Owners"), which represents approximately 20.7% of the Common Stock outstanding before the conversion and approximately 17.1% of the Common Stock outstanding after giving effect to the conversion, assuming that the number of shares outstanding on the presumed date of conversion is equal to the number outstanding on the Record Date for the Meeting. Mr. Hjelm may be deemed the beneficial owner of those shares; however, those shares are not included in the table above.

(5) Includes 348,232 shares that executive officers and directors as a group have the right to acquire pursuant to options that are currently exercisable or become exercisable within the next 60 days, including the shares set forth in note 2 above.

                  SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table shows the number of shares of Common Stock owned by each person or group (as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934) known to API to be the beneficial owner of more than 5% of its Common Stock as of March 6, 1998 unless otherwise indicated.

                 NAME AND ADDRESS OF                     AMOUNT AND NATURE OF       PERCENT OF COMMON
                  BENEFICIAL OWNER                       BENEFICIAL OWNERSHIP       SHARES OUTSTANDING
                 -------------------                     --------------------       ------------------
Inter Scan Holding Ltd...............................         1,538,603(1)                 17.1%
  Schifflande 5
  CH-8001 Zurich
  Switzerland
Robert J. Fierle.....................................           679,827(2)                  9.1%
  2419 Lapham Road
  East Aurora, NY 14052
David L. Babson and Company Incorporated.............           549,900                     7.4%
  One Memorial Drive
  Cambridge, MA 02142
Dimensional Fund Advisors Inc........................           428,674(3)                  5.8%
  1299 Ocean Avenue
  Santa Monica, CA 90401

---------------

(1) Inter Scan owns 1,236,337 shares of Series B Preferred Stock; the number in the table above represents the number of shares of Common Stock into which the Series B Preferred Stock is presently convertible and the percentage of 17.1% is based on the Common Stock outstanding after giving effect to the conversion, assuming the number of shares outstanding on the presumed date of conversion is equal to the number outstanding on the Record Date for the Meeting. Mr. Hjelm may be deemed to be the beneficial owner of those shares. See "Share Ownership of Management."

(2) Includes 5,000 shares owned by Mr. Fierle's spouse. Mr. Fierle disclaims beneficial ownership of all such shares.

(3) Dimensional Fund Advisors Inc. ("Dimensional"), a registered investment advisor, is deemed to have beneficial ownership of 428,674 shares of Common Stock as of December 31, 1997, all of which shares are held in portfolios of DFA Investment Dimensions Group Inc., a registered open-end investment company, or in a series of investment vehicles for qualified employee benefit plans for which Dimensional serves as investment manager. Dimensional disclaims beneficial ownership of all such shares.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") and the New York Stock Exchange. Directors, officers and greater-than-10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on review of information furnished to the Company, reports filed through the Company, and written representations that no Forms 5 were required, the Company believes that, except as described below, all
Section 16(a) filing requirements applicable to its directors, officers and greater-than-10% beneficial owners were complied with during 1997.

     In October 1997 it was discovered that an exercise of stock options by Mr. Bingel, an executive officer of the Company, which took place in September 1996, inadvertently had not been reported. Mr. Bingel exercised an option for 884 shares and tendered 470 shares in partial payment of that exercise. This transaction was reported promptly after it was learned that no prior report had been made. Mr. Warzala, an executive officer of the Company, exercised an option in February 1997 for 9,508 shares and tendered 4,600 shares in partial payment of that exercise. Through an oversight, this transaction was not reported until June 1997. Mr. Panny, a director of the Company, inadvertently failed to report the purchase of 1,000 shares of the Company's Common Stock on March 31, 1997. This transaction was reported on a Form 5 filed for the year 1997.

                               EXECUTIVE OFFICERS

     The following is a list of the executive officers of the Company, each of whom is appointed to serve at the pleasure of the Board.

                                                                                   HAS BEEN AN
                                                                                    EXECUTIVE
           NAME AND AGE                         OFFICES HELD AT API               OFFICER SINCE
           ------------                         -------------------               -------------
Kurt Wiedenhaupt, 60...............  President                                        1992
James W. Bingel, 50................  Vice President-President of                      1991
                                     Electronic Components Group
Bruce McH. Kirchner, 49............  Vice President and Chief Financial               1997
                                     Officer
John M. Murray, 64.................  Vice President-Finance and Treasurer             1988
James R. Schwinger, 53.............  Vice President-Human Resources                   1996
Craig J. VanTine, 51...............  Vice President-President of                      1997
                                     Heat Transfer Group
Richard S. Warzala, 44.............  Vice President-President of                      1986
                                     Motion Technology Group

     All of the executive officers have been employed by API for more than five years except for Mr. Kirchner, who was appointed on February 3, 1997 and Mr. Schwinger who was appointed on May 1, 1996. Mr. Kirchner was employed for 22 years in various financial positions with The Carborundum Company and its successors. From 1989 to 1996 he was Vice President and Chief Financial Officer of BP Chemicals-Advanced Materials and Carborundum Division, a multinational manufacturer of polymer and ceramic based products. Mr. Schwinger was a human resources consultant from 1990 until 1996.

                       COMPENSATION OF EXECUTIVE OFFICERS

SUMMARY COMPENSATION TABLE

     The Summary Compensation Table sets forth individual compensation information for the Chief Executive Officer and the four other most highly compensated executive officers.

                                                                                        LONG-TERM
                                                       ANNUAL                          COMPENSATION
                                                    COMPENSATION                --------------------------
                                        -------------------------------------                  SECURITIES
                                                                   OTHER        RESTRICTED     UNDERLYING
            NAME AND                                              ANNUAL           STOCK        OPTIONS/        ALL OTHER
       PRINCIPAL POSITION         YEAR   SALARY     BONUS     COMPENSATION(1)   AWARD(S)($)     SARS (#)     COMPENSATION(3)
       ------------------         ----   ------     -----     ---------------   -----------    ----------    ---------------
Kurt Wiedenhaupt                  1997  $300,000   $319,811                                      200,000(2)     $ 98,650
  President and CEO               1996   300,000    346,441                                       30,000         115,357
                                  1995   293,335    252,165                       $36,000         30,000          76,308
James W. Bingel                   1997   120,670     73,817                                        8,000          12,394
  Vice President                  1996   111,334     56,195                                        8,000           2,375
                                  1995   108,000     44,534                                        8,000           1,894
Bruce McH. Kirchner               1997   137,500    104,700                                       20,000          15,092
  Vice President and CFO
John M. Murray                    1997   140,000     85,282                                        8,000          27,598
  Vice President-                 1996   136,800     90,273                                        8,000          34,445
  Finance and Treasurer           1995   133,200     56,350                                        8,000          33,273
Richard S. Warzala                1997   162,567    121,621                                       20,000          11,451
  Vice President                  1996   136,800     94,466                                       15,000           9,322
                                  1995   127,000     68,193                                       12,000           9,432

---------------

(1) Other Annual Compensation does not exceed the lesser of $50,000 or 10% of total salary and bonus for any of the executives named in the table.

(2) The stock option plan pursuant to which the stock options granted to Mr. Wiedenhaupt in 1997 were granted is subject to approval by the shareholders at the Meeting. (See "3. Approval of the Proposed 1997 Officers Stock Option Plan".)

(3) All Other Compensation for 1997 includes (i) accruals for the Company's supplemental benefit program which will not be offset by benefits under the split-dollar life insurance program (both of which are described below),
    (ii) amounts paid to and on behalf of Mr. Wiedenhaupt under the Pension Benefit Restoration Plan adopted by the Company in 1994 and described under the API Pension Plan below, (iii) the actuarial value of premium payments made by the Company allocable to the executive officer's death benefit under a split-dollar life insurance policy, combined with compensation paid in connection with premium payments made by the executive officer, and (iv) Company contributions to the API 401(k) Plan (which equal 25% of that portion of the employee's contribution which does not exceed 6% of such employee's total pay for the year). The amounts for each individual were as follows:

                                                    PENSION
                                   SUPPLEMENTAL     BENEFIT     SPLIT-DOLLAR      401(k)
                                     BENEFIT      RESTORATION       LIFE         COMPANY
                                     PROGRAM         PLAN        INSURANCE     CONTRIBUTION    TOTAL
                                   ------------   -----------   ------------   ------------    -----
      Kurt Wiedenhaupt...........    $     0        $9,219        $87,181         $2,250      $98,650
      James W. Bingel............          0             0         10,144          2,250       12,394
      Bruce McH. Kirchner........          0             0         13,029          2,063       15,092
      John M. Murray.............     14,251             0         11,097          2,250       27,598
      Richard S. Warzala.........          0             0          9,201          2,250       11,451

OPTION/SAR GRANTS IN LAST FISCAL YEAR

     The following table provides information on grants of stock options made during the 1997 fiscal year to the executive officers named in the Summary Compensation Table.

                                                 INDIVIDUAL GRANTS
                                 -------------------------------------------------
                                 NUMBER OF
                                 SECURITIES    % OF TOTAL
                                 UNDERLYING   OPTIONS/SARS   EXERCISE
                                  OPTIONS/     GRANTED TO       OR                     GRANT
                                    SARS       EMPLOYEES       BASE                     DATE
                                  GRANTED      IN FISCAL      PRICE     EXPIRATION    PRESENT
             NAME                 (#) (1)         YEAR        ($/SH)       DATE      VALUE $(3)
             ----                ----------   ------------   --------   ----------   ----------
Kurt Wiedenhaupt (2)...........   200,000         44.6%      $ 17.50     4-24-07     $1,903,300
James W. Bingel................     8,000          1.8         17.50     4-24-07         76,132
Bruce McH. Kirchner............    20,000          4.5        19.375     2-02-07        203,932
John M. Murray.................     8,000          1.8         17.50     4-24-07         76,132
Richard S. Warzala.............    20,000          4.5         17.50     4-24-07        190,330

---------------

(1) All of the options reflected in the table are ten year options and, except for the options granted to Mr. Wiedenhaupt, become exercisable at the rate of 20% per year beginning on the first anniversary of the date of grant.

(2) The option plan pursuant to which the options for 200,000 shares granted to Mr. Wiedenhaupt in 1997 were granted is subject to approval by the shareholders at the Meeting. The options begin to vest on April 24, 1999 (two years after the date of grant) and vest and become exercisable at the rate of 20% per year commencing on that date.

(3) The Grant Date Present Values were determined under the Black-Scholes option pricing model. The expected volatility factor was 25.6% (25.4% for Mr. Kirchner), the risk free rate of return was 6.91% (6.56% for Mr. Kirchner), the dividend yield was zero, and the time of exercise was 9.6 years.

FISCAL YEAR-END OPTION/SAR VALUES

     The following table summarizes information with respect to option exercises in 1997 and unexercised stock options and stock appreciation rights ("SARs") held by the executive officers named in the Summary Compensation Table at the end of the 1997 fiscal year.

                                                         NUMBER OF
                                                        SECURITIES         VALUE OF
                                                        UNDERLYING       UNEXERCISED
                                                        UNEXERCISED      IN-THE-MONEY
                                  SHARES               OPTIONS/SARS      OPTIONS/SARS
                                 ACQUIRED    VALUE     12/31/97 (#)      12/31/97 ($)
                                    ON      REALIZED   EXERCISABLE/      EXERCISABLE/
             NAME                EXERCISE     ($)      UNEXERCISABLE    UNEXERCISABLE
             ----                --------   --------   -------------    -------------
Kurt Wiedenhaupt...............   8,600     $118,581      261,923         $3,386,215
                                                          252,000(1)       1,212,000(1)
James W. Bingel................       0            0       12,987            161,374
                                                           22,000            175,325
Bruce McH. Kirchner............       0            0            0                  0
                                                           20,000             28,750
John M. Murray.................     643        6,595       49,020            609,602
                                                           23,900            201,294
Richard S. Warzala.............   9,508       97,956       28,250            334,528
                                                           42,000            290,675

---------------

(1) Unexercisable options for Mr. Wiedenhaupt include the options for 200,000 shares granted to him in 1997; the stock option plan pursuant to which those options were granted is subject to shareholder approval at the Meeting.

API PENSION PLAN

Executive officers of the Company are covered by the API Pension Plan (the "Pension Plan"). Normal retirement age under the Pension Plan is 65. The normal monthly retirement benefit is equal to 1% of average monthly base earnings multiplied by the years of credited service. Average monthly base earnings is determined from the highest continuous five years out of the last ten years worked prior to retirement. The normal monthly retirement benefit is reduced by 1/2 of 1% for each month between the date benefits begin and the participant's normal retirement date in the case of early retirement. Benefits are not subject to any reduction for Social Security payments or other offset amounts.

     The table set forth below illustrates representative annual retirement benefits for various levels of compensation and periods of service under the Pension Plan.

    AVERAGE ANNUAL
  EARNINGS (HIGHEST           ESTIMATED ANNUAL RETIREMENT BENEFITS
 CONTINUOUS 5 OF LAST     BASED ON CREDITED YEARS OF SERVICE INDICATED
  10 YEARS PRIOR TO      -----------------------------------------------
     RETIREMENT)           10        15        20        25        30
 --------------------    -------   -------   -------   -------   -------
       $ 50,000          $ 5,000   $ 7,500   $10,000   $12,500   $15,000
        100,000           10,000    15,000    20,000    25,000    30,000
        160,000           16,000    24,000    32,000    40,000    48,000
        or more

     Under the Omnibus Budget Reconciliation Act of 1993 ("OBRA"), the amount of annual earnings which can be utilized in determining benefits under the Pension Plan was reduced from $235,840 to $150,000 (subject to a cost of living adjustment). This change significantly reduced the retirement benefits under the Pension Plan for Mr. Wiedenhaupt. In 1994, the Company adopted a Pension Benefit Restoration Plan pursuant to which the Company will make annual payments under a flexible deposit annuity contract for Mr. Wiedenhaupt and reimburse him for his income taxes on the annuity payments. Upon retirement, the annuity contract will provide benefits equal to the benefits lost due to the enactment of OBRA. By way of illustration, an employee covered by the Pension Benefit Restoration Plan retiring with 30 years of credited service and average annual earnings of $200,000 would be entitled to an annual retirement benefit of $60,000, $48,000 of which would be provided by the Pension Plan and $12,000 of which would be provided through an annuity contract under the Pension Benefit Restoration Plan.

     The credited years of service on December 31, 1997 for the persons named in the Summary Compensation Table are as follows: Mr. Wiedenhaupt -- 6 years; Mr. Bingel -- 6 years; Mr. Kirchner -- 1 year; Mr. Murray -- 10 years; and Mr. Warzala -- 21 years. The current compensation covered by the Pension Plan, which excludes bonus earnings, is reflected in the "Salary" column of the Summary Compensation Table, subject to the aforementioned limit under OBRA.

EMPLOYMENT CONTRACT; SUPPLEMENTAL BENEFIT PROGRAMS;
AND CHANGE-OF-CONTROL ARRANGEMENTS

     Mr. Wiedenhaupt was first employed as the Company's President and Chief Executive Officer effective July 1, 1992 and entered into an employment agreement at that time for the five-year period ending June 30, 1997. Effective July 1, 1997 he signed a new Executive Employment Agreement (the "Employment Agreement") which extended his employment six years through June 30, 2003 (the "Employment Period"). The Employment Agreement provides for an annual salary of not less than $300,000 and entitles Mr. Wiedenhaupt to participate in the Company's bonus and other benefit plans. Upon retirement at age 65, Mr. Wiedenhaupt will be entitled to a supplemental retirement benefit of

$1,500,000 adjusted for changes in the Consumer Price Index from July 1, 1992 and payable over 15 years. His benefits vest at the rate of 10% per year commencing in 1992 and are offset by benefits under a separate split-dollar life insurance policy with a death benefit currently of $1,715,000 payable to Mr. Wiedenhaupt's beneficiary. Mr. Wiedenhaupt pays a portion of the annual premium under the policy, and the Company pays him compensation equal to such portion plus a tax gross-up payment. If the Employment Agreement is terminated by the Company (other than for cause or by reason of Mr. Wiedenhaupt's death or disability), he will be entitled to receive all unpaid salary for the balance of the Employment Period, subject to a maximum amount equal to three times his annual salary and bonus and a minimum of one times that amount, his supplemental retirement benefit, and his vested benefits under other plans, subject to certain limitations. These amounts will be paid on the dates they would have been paid if his employment had not been terminated unless the Company elects for them to be paid in a discounted lump sum.

     Messrs. Bingel, Kirchner, Murray, and Warzala are participants in a supplemental benefit program that provides an annual amount equal to 20% of current salary payable over a 15 year period upon retirement at age 65, death or total disability prior to retirement, or involuntary termination following an unfriendly change in control of the Company. In the event of an unfriendly change in control, the participant becomes fully-vested and may opt to receive a lump sum payment equal to the present value of the periodic payments discounted at a current annuity discount rate. Participants are also eligible to receive benefits in the event of involuntary termination without an unfriendly change in control according to a vesting schedule that provides 50% vesting after ten years of service, increasing 5% for each year of service thereafter. The benefits payable under this program are subject to offset by the amount of the cash surrender value of split-dollar life insurance policies purchased by the Company under a separate program. Mr. Murray pays a portion of the annual premium under the program, and the Company pays him compensation equal to such portion plus a tax gross-up payment. Under this program, the Company will recover all premiums paid by it upon the earlier to occur of the policy's maturity or the participant's death. If a participant's employment is terminated, the Company will recover most or all of the prior cash premiums, depending on the number of years the split-dollar contract was in effect.

     The Company entered into agreements with Mr. Wiedenhaupt, Mr. Bingel, Mr. Murray, and Mr. Warzala in 1996 and with Mr. Kirchner in 1997 which provide severance payments to each of them if they are either terminated or resign for "good reason," as defined in the agreements, within three years after there has been a "change of control," as defined, of the Company. In that event, Mr. Wiedenhaupt would receive a severance payment equal to three times his then annual base salary plus the highest bonus accrued for him in any of the three preceding years ("Total Compensation") plus a benefit replacement amount equal to 50% of his Total Compensation. These payments would be in lieu of any severance payments under Mr. Wiedenhaupt's Employment Agreement. Messrs. Bingel, Kirchner, Murray and Warzala would each receive a severance payment equal to one times their Total Compensation and a benefit replacement equal to 35% of their Total Compensation.

PERFORMANCE GRAPH

     The following performance line graph compares the cumulative total shareholder return on an investment in the Company's Common Stock over the past five years with the total return on the stocks comprising the Media General Composite Index ("Composite Index"), and the Media General Multi-Industry Index ("Multi-Industry Index"). The data for the graph was furnished by Media General Financial Services. The line graph assumes an investment of $100 in API stock on the last day of the 1992 fiscal year and the reinvestment of quarterly cash dividends at the closing price of API stock on the ex-dividend date during those quarters when a dividend was paid; the Company discontinued its quarterly cash dividend after the dividend declared in the fourth quarter of 1996. Calculations for the Composite and Multi-Industry Indexes are made in a similar fashion.

                                                                                       MULTI-
             Measurement Period                                    COMPOSITE          INDUSTRY
           (Fiscal Year Covered)                    API              INDEX             INDEX
1992                                                     100.0               100               100
1993                                                      86.8             114.8             122.2
1994                                                     107.1             113.8             116.8
1995                                                     157.5             147.6             156.8
1996                                                     288.6             178.3             193.8
1997                                                     300.3             231.5             220.9

BOARD COMPENSATION COMMITTEE REPORT*

     The Compensation Committee of the Board of Directors (the "Committee") is composed entirely of independent outside directors. Throughout 1997 the Committee consisted of Messrs. MacMaster (Chairman), Albertine, Rice, and Stead. Effective February 20, 1998, the Committee consisted of Messrs. Stead (Chairman), Albertine, and Rice. The Committee is responsible for setting and administering the policies which govern annual compensation, bonus plans, and stock ownership programs.

     The Committee annually evaluates API's corporate performance and compensation and share ownership programs as compared with industrial companies reasonably similar in size, product content, profitability, return on equity, and sound financial condition. Such data are gathered from consultant surveys and published statistics and surveys. The Company's annual compensation programs are designed to strike a reasonable balance between competitive base salaries and a performance-oriented incentive system which does not reward employees unless targeted goals are reached. If such goals are reached, incentive compensation increases based on the goals achieved.

     The Committee set salaries for the executive officers of the Company for the year beginning May 1, 1997 based on the Committee's evaluation of each officer's performance, the performance of the officer's operating divisions, and the overall performance of the Company. All executive officers who were employed throughout 1997 received salary increases except for Mr. Wiedenhaupt whose base annual salary is determined by his Employment Agreement with the Company. The Committee, with the approval of the Board of Directors, can determine, in its discretion, to increase Mr. Wiedenhaupt's salary. At its meeting in April 1997, the Committee reviewed Mr. Wiedenhaupt's performance for the prior year, with particular attention given to the progress made by the Company in the development and execution of its growth strategy, the Company's earnings, return on equity, and economic value added ("EVA")(R). In view of the incentive compensation Mr. Wiedenhaupt earned in 1997 under the Company's EVA Incentive Compensation Plan (the "EVA Plan") in recognition of his achievements in 1996, the Committee elected not to increase his base salary. Mr. Wiedenhaupt's base salary has not been increased since 1995. It is the Committee's intent that any future increase in Mr. Wiedenhaupt's salary will be based on the Company's earnings and EVA criteria, as well as his role in the continued development and successful execution of the Company's growth strategy.

---------------

* The Report of the Compensation Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under either the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (together, the "Acts"), except to the extent that the Company specifically incorporates such report by reference; and further, such report shall not otherwise be deemed filed under the Acts.

(R) EVA is a registered trademark of Stern Stewart & Co.

     In connection with the extension of his Employment Agreement through June 30, 2003, and as an incentive for his continued achievement of the Company's growth strategy, the Committee granted Mr. Wiedenhaupt options to purchase 200,000 shares of the Company's Common Stock at the closing price of the Common Stock on the New York Stock Exchange on the date of grant subject to approval by the shareholders at the Meeting of the option plan under which these options were granted. Those options do not begin to vest until April 1999 and then vest at a rate of 20% per year through the balance of his six year Employment Agreement.

     As indicated above, in April 1997, the Committee granted stock options to the chief executive officer, as well as to other executive officers and other selected key employees. In determining the size of the grants for the executive officers, the Committee assessed their individual performance, contributions to the business and relative levels of responsibility.

     Beginning with 1995, the Company adopted the EVA Plan to replace bonus plans which were previously in effect. One purpose of the EVA Plan is to provide incentives for plan participants to strive for the enhancement of shareholder value through the achievement of the Company's strategic plan objectives. The EVA Plan is also a critical feature of the Company's program to shift a portion of employee compensation from fixed to variable so that, over time, the variable component (i.e. EVA incentive compensation) of employee compensation will become more significant in relation to the fixed component (i.e. base salary or wages). All employees are eligible to participate in the EVA Plan, except employees subject to certain collective bargaining agreements and employees compensated under separate sales incentive or commission programs. For 1997, approximately 1,150 employees out of approximately a total of 2,043 employees participated in the EVA Plan. Employees of Portescap, acquired on July 8, 1997, did not participate in the EVA Plan in 1997.

     EVA is the amount by which the net operating profit after tax of a business unit exceeds the weighted average cost of capital relative to the average capital employed by that business unit.

     Each EVA Plan participant has a target bonus based on a percentage of the participant's base compensation during the Plan Year. Percentages are established in the EVA Plan for various levels of responsibility within the business units.

     Each operating unit and the Company as a whole ("Units") had an EVA target for 1997 approved by the Committee. Actual 1997 EVA results compared to the EVA target establishes the percentage of the target bonus earned by the EVA Plan participants. If EVA for a Unit exceeds the EVA target for the Plan Year, the target bonus for the participants in that Unit will be increased by the same percentage that EVA exceeds the EVA target. If EVA for a Unit falls short of the EVA target for the Plan Year, the target bonus will be reduced by 1.5% for each percentage point that the EVA shortfall bears to the EVA target.

     The bonuses earned by EVA Plan participants whose target bonus percentage is 15% or more (hereinafter referred to as "Bank Employees") are subject to discretionary adjustment not to exceed plus or minus 15% of the formula bonus. Bonus awards for most Bank Employees in operating Units will be determined by subjecting 70% of their target bonus to EVA performance of their Unit, 20% of their target bonus to EVA performance of their manufacturing group, and 10% of their target bonus to total Company EVA performance.

     The bonuses earned by EVA Plan participants who are not Bank Employees are subject to discretionary adjustments determined by the Unit's general manager, subject to review by the Committee. The bonus award allocations made to participants who are not Bank Employees will be paid in full on or about March 15 following the end of the Plan Year.

     Bonus awards to Bank Employees are added to the amount, if any, held in an account maintained on the Company's books for each Bank Employee ("Bank Account"). If the amount in the Bank Account after adding the current bonus award is equal to or less than the employee's target bonus, then the entire "Bank Account" balance will be paid to the employee on or about March 15 in the year following the Plan Year. If the Bank Account balance exceeds the target bonus, the employee will be paid the target bonus plus one-half such excess. An employee can have a negative bonus which will reduce the employee's Bank Account or create a negative balance in this Bank Account which must be offset by positive bonuses in the future before any bonus payment will be made from the bank. The Committee has the authority to modify the treatment of negative balances when deemed appropriate.

     The Committee intends that, whenever reasonably possible, compensation paid to its managers, including its executive officers, should be deductible for federal income tax purposes. All non-stock based compensation paid to or earned by the executive officers in fiscal 1997 was deductible for federal income tax purposes.

     Submitted by the Compensation Committee of the Company's Board of Directors as constituted in 1997:

                                              Douglas J. MacMaster, Jr.,
                                              Chairman
                                              John M. Albertine
                                              Victor A. Rice
                                              Jerre L. Stead

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     There are no "Compensation Committee interlocks" or "insider participation" which the SEC regulations would require to be disclosed in this proxy statement.

                          2. APPROVAL OF THE PROPOSED
                        1998 EMPLOYEES STOCK OPTION PLAN

     At the Meeting the shareholders will be presented with a proposal to approve the 1998 Employees Stock Option Plan for employees (including officers) of API and its subsidiaries (the "Employees Plan"). The text of the Employees Plan is set forth as Annex A to this proxy statement. The following description of the Employees Plan contains summaries of certain provisions of the plan and is qualified in its entirety by reference to the plan itself.

     The purposes of the proposed Employees Plan are to attract and retain employees, to align the interests of employees with those of shareholders, and to promote the long-term growth of API.

     Under the proposed Employees Plan, there will be reserved for issue upon the exercise of options up to a maximum of 450,000 shares of Common Stock of API, which may be either authorized but unissued stock or treasury stock. The maximum number of shares that may be issued to any one employee under the Employees Plan is 150,000. No options may be granted under the Employees Plan after February 20, 2003. The Employees Plan will be administered by a committee of the Board of Directors (the "Committee") comprised of not less than two directors. The Committee may make grants of both incentive stock options ("ISOs"), as defined by section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), which have certain tax advantages for employees, and other stock options that do not have the tax advantages of ISOs. The aggregate fair market value of all ISOs exercisable for the first time by any one employee within one calendar year may not exceed $100,000.

     The option price per share for each stock option granted under the Employees Plan will not be less than the fair market value of a common share on the date of grant, and the term of an option may not exceed ten years. No option may be exercised before the first anniversary of the date of grant. ISOs are nontransferable except by will or by the laws of descent and distribution. The Committee may provide for the transferability of options that are not ISOs to family members and others.

     Upon termination of employment due to a cause other than qualified retirement, death, disability, or misconduct, options exercisable at the date of termination remain exercisable for three months. In the event of a qualified retirement (after age 55 and continuous employment for a period of not less than five years), options with original terms of at least five years will continue to become exercisable and remain exercisable for a period of five years following retirement, but may not be exercised later than ten years after the date of grant or such earlier date as may be specified in the option. Upon the retiree's death during such five year period, the retiree's legal representative may exercise those options exercisable on the date of death within twelve months following the date of death. In the event of the disability or death of an active employee who is the holder of an option, the employee or the employee's legal representative, as the case may be, may exercise the option within twelve months following disability or death but not later than ten years after the date of grant or such earlier date as may be specified in the option.

     API believes that under present law the federal tax consequences of options granted under the Employees Plan will generally be as follows. The grant of an option will have no tax consequences for the optionee or API. Upon the exercise of an option that is not an ISO, the optionee will recognize ordinary income in an amount equal to the excess of the fair market value of the acquired shares on the exercise date over the option price, and API will be entitled to a deduction in the same amount. Upon the exercise of an ISO, the optionee will not recognize any ordinary income, nor will API be entitled to a deduction. However, the alternative minimum tax may apply, because the excess of the fair market value of ISO shares over the option price is an adjustment to the optionee's alternative minimum taxable income. If there is no disposition of ISO shares before the later of two years from the date of grant and one year from the date of exercise, then the optionee will realize a capital gain or loss upon a sale of the ISO shares. If the ISO shares are sold before the later of two years from the date of grant and one year from the date of exercise, the excess of the fair market value on the exercise date over the option price (or, if less, the excess of the sale proceeds over the option price) will be ordinary income for the optionee and deductible by API; any balance of the gain or loss recognized by the optionee on the sale will be a capital gain or loss. API may not deduct compensation of more than $1,000,000 that is paid in one taxable year to an individual who is, on the last day of the year, the chief executive officer or one of its four other highest paid officers. The deduction limit, however, does not apply to certain types of performance-based compensation. API believes that compensation attributable to options granted under the Employees Plan will be treated as qualified performance-based compensation and thus will not be subject to the deduction limit.

     Outstanding options are subject to adjustment in the event of a stock dividend, stock split, merger, consolidation, or other change in API's capital structure. Upon a change in control of API (as defined in the Employees Plan), all options will become immediately exercisable and the Committee, in its discretion, may provide for the cash out of options (at an amount equal to the consideration paid in the change in control transaction over the option price), for other adjustment of options, for the assumption of options, or for the substitute of new options for outstanding options. The Employees Plan is subject to amendment by the Board of Directors, except that no amendment that would by law require shareholder approval will be effective without such approval. The Committee may amend outstanding options, except that the optionee's consent is required for any amendment that would be adverse to the optionee's interest. The Committee may provide special option terms for employees who are foreign nationals or employed outside the United States.

     The Employees Plan was adopted by the Board of Directors of the Company on February 20, 1998, subject to approval of the shareholders at the Meeting.

The Board of Directors recommends a vote FOR the proposed Employees Plan.

                          3. APPROVAL OF THE PROPOSED
                        1997 OFFICERS STOCK OPTION PLAN

     At the Meeting the shareholders will be presented with a proposal to approve the 1997 Officers Stock Option Plan for officers of API and its subsidiaries (the "Officers Plan"). The text of the Officers Plan is set forth as Annex B to this proxy statement. The following description of the Officers Plan contains summaries of certain provisions of the plan and is qualified in its entirety by reference to the plan itself.

     The purpose of the proposed Officers Plan is to serve as an inducement to officers' employment or continued employment and to their high level of performance.

     Under the proposed Officers Plan, there will be reserved for issue upon the exercise of options up to a maximum of 200,000 shares of Common Stock of API, which may be either authorized but unissued stock or treasury stock. The maximum number of shares that may be issued to any one officer under the Officers Plan is 200,000. No options may be granted under the Officers Plan after April 24, 2002. The Officers Plan will be administered by a committee of the Board of Directors (the "Committee") comprised of not less than two directors. The Committee may make grants of both incentive stock options ("ISOs"), as defined by section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), which have certain tax advantages for officers, and other stock options that do not have the tax advantages of ISOs. The aggregate fair market value of all ISOs exercisable for the first time by any one officer within one calendar year may not exceed $100,000.

     The option price per share for each stock option granted under the Officers Plan will not be less than the fair market value of a common share on the date of grant, and the term of an option may not exceed ten years. ISOs are nontransferable except by will or by the laws of descent and distribution. The Committee may provide for the transferability of options that are not ISOs to family members and others.

     Upon an optionee's voluntary termination of employment before a retirement age specified in the option agreement, options exercisable at the date of termination remain exercisable for three months and all other options expire at the date of termination. An optionee's retirement after the retirement age specified in the option agreement, or the involuntary termination of an optionee's employment, will not affect the exercisability of an option granted under the Officers Plan; the optionee's death after such retirement or involuntary termination will accelerate the exercisability of the option, which will then remain exercisable for two years, but not beyond the option's original expiration date. In the event of the disability or death of an optionee who is an active employee, the optionee or the optionee's legal representative, as the case may be, may exercise the option within two years following disability or death but not beyond its original expiration date. An optionee's engagement in activity that is inimical, contrary, or harmful to the interests of or in competition with API will result in forfeiture of outstanding options unless the Committee determines otherwise.

     API believes that under present law the federal tax consequences of options granted under the Officers Plan will generally be as follows. The grant of an option will have no tax consequences for the optionee or API. Upon the exercise of an option that is not an ISO, the optionee will recognize ordinary income in an amount equal to the excess of the fair market value of the acquired shares on the exercise date over the option price, and API will be entitled to a deduction in the same amount. Upon the exercise of an ISO, the optionee will not recognize any ordinary income, nor will API be entitled to a deduction. However, the alternative minimum tax may apply, because the excess of the fair market value of ISO shares over the option price is an adjustment to the optionee's alternative minimum taxable income. If there is no disposition of ISO shares before the later of two years from the date of grant and one year from the date of exercise, then the optionee will realize a capital gain or loss upon a sale of the ISO shares. If the ISO shares are sold before the later of two years from the date of grant and one year from the date of exercise, the excess of the fair market value on the exercise date over the option price (or, if less, the excess of the sale proceeds over the option price) will be ordinary income for the optionee and deductible by API; any balance of the gain or loss recognized by the optionee on the sale will be a capital gain or loss. API may not deduct compensation of more than $1,000,000 that is paid in one taxable year to an individual who is, on the last day of the year, the chief executive officer or one of its four other highest paid officers. The deduction limit, however, does not apply to certain types of performance-based compensation. API believes that compensation attributable to options granted under the Officers Plan will be treated as qualified performance-based compensation and thus will not be subject to the deduction limit.

     Outstanding options are subject to adjustment in the event of a stock dividend, stock split, merger, consolidation, or other change in API's capital structure. Upon a change in control of API (as defined in the Officers Plan), all options will become immediately exercisable and the Committee, in its discretion, may provide for the cash out of options (at an amount equal to the consideration paid in the change in control transaction over the option price), for other adjustment of options, for the assumption of options, or for the substitute of new options for outstanding options. The Officers Plan is subject to amendment by the Board of Directors, except that no amendment that would by law require shareholder approval will be effective without such approval. The Committee may amend outstanding options, except that the optionee's consent is required for any amendment that would be adverse to the optionee's interest. The Committee may provide special option terms for employees who are foreign nationals or employed outside the United States.

     The Officers Plan was adopted by the Board of Directors on April 25, 1997, subject to approval of the shareholders at the Meeting. On that date the Committee also granted options for 200,000 shares of Common Stock under the Officers Plan to Mr. Wiedenhaupt, subject to the shareholders' approval of the Officers Plan. Those options vest at the rate of 20% per year commencing April 24, 1999, and are exercisable at $17.50 per share which was the fair market value of Common Stock on the date of grant.

     The Board of Directors recommends a vote FOR the proposed Officers Plan.

               4. APPROVAL OF AMENDMENTS AND PROPOSED AMENDMENTS
                      TO 1995 DIRECTORS STOCK OPTION PLAN

     At the Meeting the shareholders will be presented with a proposal to approve amendments and proposed amendments to the 1995 Directors Stock Option Plan for directors of API who are not employees of API (the "Directors Plan"). The text of the Directors Plan as restated to include the amendments and proposed amendments is set forth as Annex C to this proxy statement. The following description of the Directors Plan and the amendments and proposed amendments to the plan contains summaries of certain provisions of the plan and is qualified in its entirety by reference to the plan itself.

     The purposes of the Directors Plan are to encourage ownership of the stock of API by directors who are not employees of API and to enhance API's ability to attract and retain highly qualified persons to serve as its directors. Under the Directors Plan as currently in effect, directors who are not employees of API can elect annually whether to receive discounted options (called "Elected Options") to purchase shares of Common Stock of API instead of quarterly retainer and meeting fees which would otherwise be paid in cash. An Elected Option under the Directors Plan has an exercise price of 30 percent of the fair market value of a share on the date of grant. Elected Options under the Directors Plan are granted quarterly. The spread between the option exercise price and the aggregate value of all shares covered by the option is equal to the quarterly retainer and meeting fees payable on the date of grant.

     The Directors Plan has been amended to eliminate the requirement that an election to receive Elected Options instead of cash retainer and meeting fees be made by the June 30 preceding the calendar year to which it applies. That requirement had originally been included in the Directors Plan to conform to a condition for an exemption under Rule 16b-3 promulgated under Section 16 of the Securities Exchange Act of 1934. Under a modification of Rule 16b-3, a six-month advance election is no longer a condition of an exemption. The amendment to the Plan substitutes a requirement that an election be made by the December 31 preceding the year to which it applies, or, in the case of a new director, before the first day of the calendar quarter following the director's election or appointment to the Board of Directors. This amendment to the Directors Plan was adopted by the Board of Directors and was effective on February 25, 1997.

     Under the Directors Plan as originally adopted in 1995 there were 50,000 shares reserved for issue upon the exercise of options. As of the Record Date, options for 34,516 shares had been granted and there were 15,484 shares remaining for the grant of options. The Company proposes to increase the number of shares available for grant under the Directors Plan by 84,516 shares, thereby increasing the total number of shares reserved and available for grant under the Plan to 100,000 shares, which are in addition to the 34,516 shares covered by options which have already been granted under the Directors Plan.

     Under a proposed amendment, the Directors Plan will allow the Board of Directors to grant a second category of options, called "Discretionary Options," to members of the board who are not employees of API. The Board of Directors will select the directors to whom Discretionary Options will be granted and will establish the terms of each Discretionary Option, including the number of shares covered by the option, the exercise period, and the option price per share, provided that the option price per share for each Discretionary Option granted under the Directors Plan will not be less than the fair market value of a share on the date of grant. Under the proposed amendment, the Board of Directors may provide for the transferability of options to family members and others.

     The grant of an option under the Directors Plan will have no federal income tax consequences for the optionee or API. Upon exercise of an option, the optionee will recognize ordinary income in an amount equal to the excess of the fair market value of the acquired shares at the exercise date over the option price; API will be entitled to a deduction for federal income tax purposes in the same amount.

     Outstanding options are subject to adjustment in the event of a stock dividend, stock split, merger, consolidation, or other change in API's capital structure. Under a proposed amendment to the Directors Plan, upon a change in control of API (as defined under the proposed amendment), all options will become immediately exercisable and the Board of Directors, in its discretion, may provide for the cash out of options (at an amount equal to the consideration paid in the change in control transaction over the option price), for other adjustment of options, for the assumption of options, or for the substitution of new options for outstanding options.

     A proposed amendment provides that the Directors Plan is subject to amendment by the Board of Directors, except that no amendment that would by law require shareholder approval will be effective without such approval, and further provides that the Board of Directors may amend outstanding options, except that the optionee's consent is required for any amendment that would be adverse to the optionee's interest. The Board of Directors may provide special option terms for directors who are foreign nationals or reside outside the United States.

     The proposed amendments to the Directors Plan were adopted by the Board of Directors of the Company on February 20, 1998, subject to approval of the shareholders at the Meeting.

     The Board of Directors recommends a vote FOR the amendments and proposed amendments to the Directors Plan.

                        5. RATIFICATION OF THE SELECTION
                       OF INDEPENDENT PUBLIC ACCOUNTANTS

     At the Meeting a vote of the holders of Common Stock will be taken for the ratification of the selection of the firm of Price Waterhouse LLP, independent public accountants, as auditors for the fiscal year ending December 31, 1998. Representatives of the firm are expected to be present at the Meeting, be available to respond to appropriate questions, and have the opportunity to make a statement if they so desire.

                             SHAREHOLDER PROPOSALS

     Proposals of shareholders to be presented to the 1999 annual meeting must be received by API on or before November 26, 1998, for possible inclusion in the proxy statement and form of proxy relating to that meeting.

                           COST OF PROXY SOLICITATION

     The cost of preparing, assembling and mailing proxy statements and other material furnished to shareholders in connection with the solicitation of proxies will be borne by API. API has retained Regan & Associates, Inc., a proxy soliciting firm, to assist in the solicitation of proxies. The fee for these services will be approximately $5,250, plus expenses. Arrangements will be made with brokerage houses, nominees, fiduciaries, and other custodians to send proxies and proxy material to beneficial owners of API's common shares, and API will reimburse them for their expenses in so doing. Proxies may be solicited personally or by telephone, fax, or mail by directors, officers, and regular employees of API without additional compensation for such services.

                                              By order of the Board of Directors

                                                       JAMES J. TANOUS
                                                          Secretary

March 25, 1998

                                    ANNEX A

                       AMERICAN PRECISION INDUSTRIES INC.

                        1998 EMPLOYEES STOCK OPTION PLAN

I.  PURPOSES

     The purposes of the American Precision Industries Inc. 1998 Employees Stock Option Plan are to attract and retain employees, to align the interests of employees with those of shareholders, and thus to promote the long-term growth of the Company.

II.  DEFINITIONS

     The terms defined in this Article II shall have the meanings given unless the context clearly indicates otherwise.

     2.1 "Board" shall mean the Board of Directors of the Company.

     2.2 "Change in Control" shall mean:

          (a) any person (which term, for purposes of this Section 2.2, shall include, without limitation, an individual, sole proprietorship, partnership, unincorporated association, unincorporated syndicate, unincorporated organization, trust, body corporate, and a trustee, executor, administrator, or other legal representative) (a "Person") or any group of two or more Persons acting in concert who or that becomes the beneficial owner, directly or indirectly, of securities of the Company representing, or acquires the right to control or direct, or to acquire through the conversion of securities or the exercise of warrants or other rights to acquire securities, 25 percent or more of the combined voting power of the Company's then outstanding securities; provided that, (i) "voting power" means the right to vote for the election of directors, and
     (ii) any determination of percentage of combined voting power shall be made on the basis that (x) all securities beneficially owned by the Person or group or over which control or direction is exercised by the Person or group that are convertible into securities carrying voting rights have been converted (whether or not then convertible) and all options, warrants, or other rights that may be exercised to acquire securities beneficially owned by the Person or group or over which control or direction is exercised by the Person or group have been exercised (whether or not then exercisable), and (y) no such convertible securities have been converted by any other Person and no such options, warrants, or other rights have been exercised by any other Person; or

          (b) at any time 33 percent or more of the directors elected or appointed to the Board are directors whose election or appointment to the Board or nomination for election by the Company's shareholders was not approved by a vote of at least a majority of the directors then in office who were either directors on the effective date of this Plan or whose election or appointment or nomination for election was so approved; or

          (c) a reorganization, merger, consolidation, combination, corporate restructuring, or similar transaction (an "Event"), in each case, in respect of which the beneficial owners of the outstanding Company voting securities immediately prior to such Event do not, following such Event, beneficially own, directly or indirectly, more than 50 percent of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the Company and any resulting parent of the Company in substantially the same proportions as their ownership, immediately prior to such Event, of the outstanding Company voting securities; or

          (d) an Event involving the Company as a result of which 33 percent or more of the members of the board of directors of the parent of the Company or the Company are not persons who were members of the Board immediately prior to the earlier of (x) the Event, (y) execution of an agreement the consummation of which would result in the Event, or (z) announcement by the Company of an intention to effect the Event.

     2.3 "Committee" means the Committee appointed to administer the Plan pursuant to Article III.

     2.4 "Company" means American Precision Industries Inc.

     2.5 "Fair Market Value" means the closing price per Share on the New York Stock Exchange on the day of determination as reported in the Wall Street Journal or any other publication selected by the Committee or, if there was no sale of Shares on that day, on the most recent preceding day on which there was such a sale.

     2.6 "Internal Revenue Code" or "Code" means the Internal Revenue Code of 1986, as it may be amended from time to time. A reference in this Plan to a particular provision of the Code shall be construed, if appropriate, as a reference to any successor to such provision.

     2.7 "ISO" means an Option that is intended to satisfy the requirements of Internal Revenue Code section 422 for an incentive stock option.

     2.8 "Option" means an option granted under this Plan to purchase Shares.

     2.9 "Plan" shall mean this American Precision Industries Inc. 1998 Employees Stock Option Plan.

     2.10 "Share" means a share of the Company's common stock, par value $.66 2/3 per share.

     2.11 "Subsidiary" means a corporation, partnership, joint venture, or other business entity directly or indirectly controlled by the Company, provided, however, for purposes of determining whether an individual is eligible for the grant of an Option that is an ISO, "Subsidiary" means a corporation that is a subsidiary corporation with respect to the Company, within the meaning of Internal Revenue Code section 424(f).

III.  ADMINISTRATION

     3.1 Committee. The Board shall appoint a Committee to administer the Plan. The Committee shall be composed of two or more members of the Board who shall serve at the pleasure of the Board.

     3.2 Authority of Committee. The Committee shall have the authority and discretion within the limits of the Plan:

          (a) to select the employees to be granted Options pursuant to the Plan;

          (b) to grant Options under the Plan;

          (c) to prescribe the terms of each Option granted under the Plan, which need not be identical, and which shall include the number of Shares for which the Option shall be granted, the time when the Option shall be granted, the term of the Option, the times during the term of the Option when it shall be exercisable, and, subject to Section 6.1(a), the exercise price for each Share subject to the Option;

          (d) to construe and interpret the Plan and Options granted under the Plan, and to establish, amend, and revoke rules for the administration of the Plan;

          (e) to correct any defect, omission, or inconsistency in the Plan or any Option agreement;

          (f) to determine the date on which an employee's employment with the Company and its Subsidiaries has terminated and the reason for the termination;

          (g) to determine the amount, if any, of the federal, state, and local income and employment taxes required to be withheld by the Company in connection with the exercise of an Option; and

          (h) to take all action the Committee finds advisable for the proper administration of the Plan.

     The Committee's actions and decisions shall be conclusive and binding upon all persons having an interest in the Plan or under any Option.

     3.3 Limit on Committee Liability. No member of the Committee shall be personally liable for an action or decision made in good faith with respect to the Plan or any Option.

IV.  SHARES AVAILABLE

     4.1 Maximum Number. The number of Shares that may be issued upon the exercise of Options granted under the Plan shall not exceed 450,000, subject to adjustment as provided in Section 7.1 (relating to changes in capitalization). The Shares may be authorized and unissued shares or treasury shares.

     4.2 Effect of Expiration of Options, Etc. Shares covered by Options that have been forfeited, cancelled, terminated, or expired unexercised shall be available again for the purposes of the Plan.

     4.3 Maximum Shares Per Employee. The aggregate number of Shares that may be the subject of Options granted to any one employee under the Plan during the term of the Plan shall not exceed 150,000, subject to adjustment as provided in
Section 7.1.

V.  ELIGIBILITY

     The Committee may grant Options under the Plan to any individual who is an employee of the Company or an employee of a Subsidiary of the Company.

VI.  TERMS OF OPTIONS

     6.1 General Terms. Each Option granted under the Plan shall be evidenced by a written Option agreement signed by the employee to whom the Option is granted and by a member of the Committee or an officer of the Company on behalf of the Company. The Option agreement shall set forth such terms and conditions as the Committee shall determine and as are consistent with the terms of the Plan, including the following:

          (a) Exercise Price. The exercise price for each Share subject to an Option shall not be less than the Fair Market Value of a Share on the date of the Option grant.

          (b) Exercisability of Options. Subject to Section 6.2, an Option may be exercised at such times and during such period and for such number of Shares as the Option agreement may specify. However, an Option shall not be exercisable within one year of the date of grant, unless the Committee determines otherwise, nor after the expiration of ten years from the date of grant.

          (c) Method of Exercise; Payment of Exercise Price and Satisfaction of Tax Withholding Obligation. An Option shall be exercised by delivery to the Company of written notice of exercise accompanied by payment to the Company of an amount equal to the sum of (i) the exercise price of the Option or portion of the Option being exercised, plus (ii) the amount required to satisfy any federal, state, and local income and employment tax withholding obligation incurred by the Company in connection with the exercise of the Option. Payment of the exercise price and the amount required to satisfy the Company's tax withholding obligation may be made in cash, or by the surrender (directly or by attestation to ownership) of suitable Shares, or by delivery of a properly executed exercise notice together with irrevocable instructions to a broker to deliver promptly to the Company the appropriate amount of sale or loan proceeds, or in a combination of such methods, subject to any conditions the Committee may impose. The Committee may establish other methods for payment of the exercise price and the amount required to satisfy the Company's tax withholding obligation.

     Shares shall be suitable for use as full or partial payment of the exercise price or the amount required to satisfy the Company's tax withholding obligation only if the Shares have been owned by the Option holder for more than one year by the date of exercise, or were not acquired from the Company, or satisfy any other requirements set by the Committee. The Committee may retain Shares from the total number of Shares deliverable pursuant to the exercise of an Option, to satisfy the Company's tax withholding obligation.

          (d) Type of Option. The Option agreement shall indicate whether an Option is or is not an ISO.

     6.2 Effect of Retirement, Termination of Employment, Death or Disability, Misconduct, Competition. Except as may otherwise be provided in the Option agreement, the following terms shall apply to an Option granted under the Plan.

          (a) Retirement. If an employee retires at age 55 or later after five or more years of service with the Company or a Subsidiary of the Company, any unexercised Option granted to the employee that had an original term of at least five years (that is, the Option was exercisable or was scheduled to become exercisable over a period of five or more years) shall, subject to Section 6.2(e), continue to be or to become exercisable according to its terms during the five-year period following the employee's retirement, and the retired employee may exercise the Option, to the extent it is exercisable, during that five-year period, and the Option shall expire at the end of that five-year period. If the retired employee dies during that five-year period, any Option that had an original term of at least five years and that was exercisable on the date of death shall, subject to
     Section 6.2(e), remain exercisable for the twelve-month period following the date of death, and then expire, and any Option that was not yet exercisable shall expire on the date of death.

          (b) Termination of Employment. If an employee's employment terminates by reason other than death or total and permanent disability, then, except as provided in Section 6.2(a) with respect to certain Options granted to an employee who retires under the terms of that Section, any Option granted to the employee that was not yet exercisable shall expire on the date of termination of employment, and any Option that was exercisable on the date of termination of employment shall, subject to Section 6.2(e), remain exercisable for the three-month period following the date of termination of employment and expire at the end of that three-month period.

          (c) Death or Disability. Upon an employee's death while in the employ of the Company or a Subsidiary or the termination of an employee's employment with the Company and its Subsidiaries by reason of the employee's total and permanent disability, any Option granted to the employee under the Plan that was exercisable on the date of death or termination of employment shall remain exercisable for the twelve-month period following the date of death or termination of employment, subject to
     Section 6.2(e), and any Option that was not yet exercisable shall expire on the date of death or termination of employment.

          (d) Misconduct; Competition. Notwithstanding any conflicting provision of this Section 6.2, unless the Option agreement otherwise provides or the Committee, in its discretion, determines otherwise, an employee shall forfeit all rights under any unexercised Options granted to the employee, and those Options shall automatically expire, if the employee has, as determined by the Committee, engaged in any activity that is inimical, contrary, or harmful to the interests of the Company or in competition with any activity of the Company, including, but not limited to: (i) breach of any contract with the Company or violation of any fiduciary obligation owed to the Company; (ii) violation of any Company policy, rules, or procedures, including, without limitation, the Company's insider trading policy; (iii) conduct related to the employee's employment for which either criminal or civil penalties against the employee may be sought; (iv) being convicted of or entering a guilty plea with respect to a felony or serious crime; (v) rendering service for or committing to render service for any organization or engaging directly or indirectly in any business, which organization or business is or becomes competitive with the Company or which service, organization, or business is or becomes otherwise prejudicial to or in conflict with the interests of the Company; (vi) attempting to induce employees or agents of the Company to serve elsewhere or attempting to solicit the trade or business of any current or prospective customer or partner of the Company; (vii) disclosing or misusing any confidential information or material concerning the Company; or (viii) participation in a hostile takeover. The term "Company" as used in this Section 6.2(d) shall refer to the Company or any of its Subsidiaries.

          (e) No Extension of Term. No provision of this Section 6.2 shall extend the period for the exercise of an Option beyond the original term stated in the Option agreement.

          (f) Retirement or Termination. The terms "retirement" and "termination of employment," when used in this Section 6.2, shall refer to retirement or termination from employment with the Company and all of its Subsidiaries.

     6.3 Limits on Transferability.

          (a) ISO. An Option that is an ISO shall not be assignable or transferable except by will or the laws of descent and distribution.

          (b) Other Options. An Option that is not an ISO shall not be assignable or transferable except (i) by will or the laws of descent and distribution, and (ii) in accordance with any provision the Committee may, in its discretion, make in the Option agreement to permit transfers of the Option by gift or otherwise to members of the employee's immediate family, to a trust or trusts for the exclusive benefit of members of the employee's immediate family, to a partnership or limited liability company in which members of the employee's immediate family are the only partners or shareholders, or to such other persons as may be specified by the Committee in the Option agreement, provided that subsequent transfers of an Option shall be prohibited unless in accordance with this Section 6.3(b), and provided further that all transfers shall conform to procedures established by the Committee and be subject to the consent of the Committee. For purposes of this Section 6.3(b), the term "immediate family" shall mean the employee and the spouse, children, and grandchildren of the employee.

          (c) Authority to Exercise Option. Except as provided below in this
     Section 6.3(c), an Option shall be exercisable during the lifetime of the employee to whom it was granted only by the employee or, if the employee is legally incapacitated, by the employee's guardian or legal representative acting in a fiduciary capacity on behalf of the employee under state law. In the case of a transfer of an Option that is not an ISO (if permitted by the Option agreement in accordance with paragraph (b) of Section 6.3), the Option shall be exercisable by the transferee, but only to the extent and at the times the employee to whom the Option was granted (or, after the death of the employee, the employee's estate or legal representative) could have exercised the Option. A transferee shall be bound by the terms of the Plan and the Option agreement.

     6.4 Restrictions Applicable to ISOs.

          (a) Limit. The aggregate Fair Market Value of Shares that are the subject of ISOs first exercisable by an employee during any calendar year shall not exceed $100,000 or such other limit set by the Internal Revenue Code. For the purpose of this limit, the Fair Market Value of Shares taken into account shall be their Fair Market Value as of the date of grant of the Option to which the Shares are subject.

          (b) 10 Percent Shareholder. With respect to an ISO granted to an employee who, at the date of grant, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company and its Subsidiaries, the exercise price for each Share subject to the ISO shall not be less than 110 percent of the fair market value of a Share on the date of the Option grant, and the ISO shall not be exercisable after the expiration of five years from the date of the grant.

VII.  ADJUSTMENTS

     7.1 Adjustments to Numbers of Shares and Options.

          (a) In General. If there is any change in the number of outstanding Shares through the declaration of stock dividends, stock splits, or the like, then the number of Shares available for Option grants under the Plan, the Shares subject to any outstanding Option, the maximum number of Shares that may be the subject of Options granted to any employee, and the exercise prices of Options shall be automatically adjusted. If there is any change in the number of outstanding Shares through any change in the capital account of the Company, or through a merger, consolidation, separation (including a spin-off or other distribution of stock or property), reorganization, or partial or complete liquidation, the Committee shall make appropriate adjustments in the maximum number of Shares that may be issued under the Plan and in the maximum number of Shares that may be the subject of Options granted to any employee and any adjustments or modifications to outstanding Options as the Committee, in its discretion, finds appropriate. In the event of any other change in the capital structure or in the common stock of the Company, the Committee shall also be authorized to make such appropriate adjustments in the maximum number of Shares that may be issued under the Plan and in the maximum number of Shares that may be the subject of Options granted to any employee and any adjustments or modifications to outstanding Options as the Committee, in its discretion, finds appropriate.

          (b) ISO Exception. Notwithstanding the provisions of Section 7.1(a), with respect to an Option intended to be an ISO, there shall not, without the consent of the Option holder, be any adjustment to the Option that would prevent it from qualifying as an ISO.

     7.2 Change in Control.

          (a) Vesting. Upon a Change in Control of the Company, all terms, conditions, restrictions, and limits in effect on outstanding Options shall lapse as of the Change in Control, and all outstanding Options shall be immediately exercisable.

          (b) Adjustments. Upon a Change in Control, the Committee may, in its discretion, (i) provide for the purchase of each outstanding Option for an amount of cash equal to the excess of the Fair Market Value of the Shares subject to the Option (which shall not be less than the amount of cash and the fair market value of other consideration tendered for Shares in the Change in Control transaction) over the aggregate exercise price of the Option, (ii) make such adjustments to outstanding Options as the Committee finds appropriate to reflect the Change in Control, or (iii) cause any surviving corporation in the Change in Control to assume outstanding Options or substitute new options for the outstanding Options.

VIII.  MISCELLANEOUS

     8.1 Term of Plan. The Plan shall take effect, subject to the approval of the shareholders of the Company, on February 20, 1998. If shareholder approval is not obtained within twelve months of February 20, 1998, all Options granted under the Plan shall automatically be cancelled. The Plan shall expire on February 20, 2003.

     8.2 Amendment of Options. The Committee may at any time unilaterally amend any outstanding Option to the extent the Committee determines necessary or desirable, provided, however, that an amendment that would be adverse to the interests of the holder of the Option or, with respect to an Option that is an ISO, that would prevent the Option from qualifying as an ISO, shall not be effective without the Option holder's consent.

     8.3 Amendment of Plan. The Board may, in its discretion, amend the Plan or terminate the Plan, provided, however, that an amendment for which the approval of the Company's shareholders is required by law shall not be effective without the shareholders' approval, and that an amendment that would be adverse to the interests of the holder of an outstanding Option or, with respect to an Option that is an ISO, that would prevent the Option from qualifying as an ISO, shall not be effective with respect to that Option without the Option holder's consent.

     8.4 Foreign Employees. With respect to the granting of an Option to an employee who is a foreign national or who is employed outside the United States, the Committee, to fulfill the purposes of the Plan, may provide for such special terms as the Committee finds necessary or appropriate to accommodate differences in local law, tax policy, or custom.

     8.5 No Tax Guaranties. Neither the Company, any Subsidiary, the Board of Directors, the Committee, nor any other person connected with the Plan represents or guarantees that any tax treatment, including, but not limited to, federal, state, and local income, gift, and estate tax treatment, will be applicable with respect to the grant of Options, exercise of Options, issuance of Shares, or any other transaction that occurs under or in connection with the Plan or an Option granted under the Plan.

     8.6 Construction. The Plan shall be construed in accordance with the laws of the State of Delaware. With respect to an Option intended to qualify as an ISO, the terms of the Plan and of the ISO shall be construed to give effect to such intent, subject to the Committee's authority to amend the Option pursuant to Section 8.2. References in the Plan to either gender shall be construed to include the other gender.

     8.7 No Right to Employment. Nothing in the Plan or in an Option agreement shall confer upon an employee any right to continue in the employ of the Company or a Subsidiary, nor limit the Company's or Subsidiary's right to discharge an employee.

     8.8 Conditions on Issuance of Shares.

          (a) General. Shares issued under the Plan may be issued subject to any such conditions, in addition to those specifically provided in the Plan, as the Committee may impose.

          (b) Regulatory Approvals and Listings. If the Company shall determine, in its sole discretion, that the listing, registration, or qualification of the Shares subject to an Option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition to or in connection with the issue or purchase of Shares under the Option, then, notwithstanding any contrary provisions of this Plan, the Company shall have no obligation to issue or deliver Shares pursuant to the exercise of the Option unless and until such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

          (c) Restrictions. The certificates representing Shares issued by the Company pursuant to the exercise of an Option may bear a legend describing the restrictions on resale of such Shares under applicable securities laws and stop transfer orders with respect to such certificates may be entered in the Company's stock transfer records.

     8.9 Rights as a Shareholder. The holder of an Option shall have no rights as a shareholder with respect to any Shares covered by the Option until the date of issuance of a stock certificate for Shares pursuant to the Option. Except as provided in Section 7.1, no adjustment shall be made for dividends or other rights for which the record date is prior to the date such Share certificate is issued.

                                    ANNEX B

                       AMERICAN PRECISION INDUSTRIES INC.
                        1997 OFFICERS STOCK OPTION PLAN

I.  PURPOSE

     The purpose of the American Precision Industries Inc. 1997 Officers Stock Option Plan is to serve as an inducement to officers' employment or continued employment with the Company and to their high level of performance.

II.  DEFINITIONS

     The terms defined in this Article II shall have the meanings given unless the context clearly indicates otherwise.

     2.1 "Board" shall mean the Board of Directors of the Company.

     2.2 "Change in Control" shall mean:

          (a) any person (which term, for purposes of this Section 2.2, shall include, without limitation, an individual, sole proprietorship, partnership, unincorporated association, unincorporated syndicate, unincorporated organization, trust, body corporate, and a trustee, executor, administrator, or other legal representative) (a "Person") or any group of two or more Persons acting in concert who or that becomes the beneficial owner, directly or indirectly, of securities of the Company representing, or acquires the right to control or direct, or to acquire through the conversion of securities or the exercise of warrants or other rights to acquire securities, 25 percent or more of the combined voting power of the Company's then outstanding securities; provided that, (i) "voting power" means the right to vote for the election of directors, and
     (ii) any determination of percentage of combined voting power shall be made on the basis that (x) all securities beneficially owned by the Person or group or over which control or direction is exercised by the Person or group that are convertible into securities carrying voting rights have been converted (whether or not then convertible) and all options, warrants, or other rights that may be exercised to acquire securities beneficially owned by the Person or group or over which control or direction is exercised by the Person or group have been exercised (whether or not then exercisable), and (y) no such convertible securities have been converted by any other Person and no such options, warrants, or other rights have been exercised by any other Person; or

          (b) at any time 33 percent or more of the directors elected or appointed to the Board are directors whose election or appointment to the Board or nomination for election by the Company's shareholders was not approved by a vote of at least a majority of the directors then in office who were either directors on the effective date of this Plan or whose election or appointment or nomination for election was so approved; or

          (c) a reorganization, merger, consolidation, combination, corporate restructuring, or similar transaction (an "Event"), in each case, in respect of which the beneficial owners of the outstanding Company voting securities immediately prior to such Event do not, following such Event, beneficially own, directly or indirectly, more than 50 percent of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the Company and any resulting parent of the Company in substantially the same proportions as their ownership, immediately prior to such Event, of the outstanding Company voting securities; or

          (d) an Event involving the Company as a result of which 33 percent or more of the members of the board of directors of the parent of the Company or the Company are not persons who were members of the Board immediately prior to the earlier of (x) the Event, (y) execution of an agreement the consummation of which would result in the Event, or (z) announcement by the Company of an intention to effect the Event.

     2.3 "Committee" means the Committee appointed to administer the Plan pursuant to Article III.

     2.4 "Company" means American Precision Industries Inc.

     2.5 "Fair Market Value" means the closing price per Share on the New York Stock Exchange on the day of determination as reported in the Wall Street Journal or any other publication selected by the Committee or, if there was no sale of Shares on that day, on the most recent preceding day on which there was such a sale.

     2.6 "Internal Revenue Code" or "Code" means the Internal Revenue Code of 1986, as it may be amended from time to time. A reference in this Plan to a particular provision of the Code shall be construed, if appropriate, as a reference to any successor to such provision.

     2.7 "ISO" means an Option that is intended to satisfy the requirements of Internal Revenue Code section 422 for an incentive stock option.

     2.8 "Officer" means an individual who is an officer of the Company or a Subsidiary. In the case of an individual who receives an Option under this Plan and subsequently ceases to be an officer of the Company or a Subsidiary, the term "Officer" shall continue to include such individual.

     2.9 "Option" means an option granted under this Plan to purchase Shares.

     2.10 "Plan" shall mean this American Precision Industries Inc. 1997 Officers Stock Option Plan.

     2.11 "Share" means a share of the Company's common stock, par value $.66 2/3 per share.

     2.12 "Subsidiary" means a corporation, partnership, joint venture, or other business entity directly or indirectly controlled by the Company, provided, however, for purposes of determining whether an individual is eligible for the grant of an Option that is an ISO, "Subsidiary" means a corporation that is a subsidiary corporation with respect to the Company, within the meaning of Internal Revenue Code section 424(f).

III.  ADMINISTRATION

     3.1 Committee. The Board shall appoint a Committee to administer the Plan. The Committee shall be composed of two or more members of the Board who shall serve at the pleasure of the Board.

     3.2 Authority of Committee. The Committee shall have the authority and discretion within the limits of the Plan:

          (a) to select the Officers to be granted Options pursuant to the Plan;

          (b) to grant Options under the Plan;

          (c) to prescribe the terms of each Option granted under the Plan which need not be identical, and which shall include the number of Shares for which the Option shall be granted, the time when the Option shall be granted, the term of the Option, the times during the term of the Option when it shall be exercisable, and, subject to Section 6.1(a), the exercise price for each Share subject to the Option;

             (i) to construe and interpret the Plan and Options granted under the Plan, and to establish, amend, and revoke rules for the administration of the Plan;

             (ii) to correct any defect, omission, or inconsistency in the Plan or any Option agreement;

             (iii) to determine the date on which an Officer's employment with the Company and its Subsidiaries has terminated and the reason for the termination;

             (iv) to determine the amount, if any, of the federal, state, and local income and employment taxes required to be withheld by the Company in connection with the exercise of an Option; and

             (v) to take all action the Committee finds advisable for the proper administration of the Plan.

     The Committee's actions and decisions shall be conclusive and binding upon all persons having an interest in the Plan or under any Option.

     3.3 Limit on Committee Liability. No member of the Committee shall be personally liable for an action or decision made in good faith with respect to the Plan or any Option.

IV.  SHARES AVAILABLE

     4.1 Maximum Number. The number of Shares that may be issued upon the exercise of Options granted under the Plan shall not exceed 200,000, subject to adjustment as provided in Section 7.1 (relating to changes in capitalization). The Shares may be authorized and unissued shares or treasury shares.

     4.2 Effect of Expiration of Options, Etc. Shares covered by Options that have been forfeited, cancelled, terminated, or expired unexercised shall be available again for the purposes of the Plan.

     4.3 Maximum Shares Per Officer. The aggregate number of Shares that may be the subject of Options granted to any one Officer under the Plan during the term of the Plan shall not exceed 200,000, subject to adjustment as provided in
Section 7.1.

V.  ELIGIBILITY

     The Committee may grant Options under the Plan to any individual who is an Officer of the Company or an Officer of a Subsidiary of the Company.

VI.  TERMS OF OPTIONS

     6.1 General Terms. Each Option granted under the Plan shall be evidenced by a written Option agreement signed by the Officer to whom the Option is granted and by a member of the Committee or an officer of the Company on behalf of the Company. The Option agreement shall set forth such terms and conditions as the Committee shall determine and as are consistent with the terms of the Plan, including the following:

          (a) Exercise Price. The exercise price for each Share subject to an Option shall not be less than the Fair Market Value of a Share on the date of the Option grant.

          (b) Exercisability of Options. Subject to Section 6.2, an Option may be exercised at such times and during such period and for such number of Shares as the Option agreement may specify. However, an Option shall not be exercisable within one year of the date of grant, unless the Committee determines otherwise and except as provided in Section 6.2(c) (on death or disability), nor after the expiration of ten years from the date of grant.

          (c) Method of Exercise; Payment of Exercise Price and Satisfaction of Tax Withholding Obligation. An Option shall be exercised by delivery to the Company of written notice of exercise accompanied by payment to the Company of an amount equal to the sum of (i) the exercise price of the Option or portion of the Option being exercised, plus (ii) the amount required to satisfy any federal, state, and local income and employment tax withholding obligation incurred by the Company in connection with the exercise of the Option. Payment of the exercise price and the amount required to satisfy the Company's tax withholding obligation may be made in cash, or by the surrender (directly or by attestation to ownership) of suitable Shares, or by delivery of a properly executed exercise notice together with irrevocable instructions to a broker to deliver promptly to the Company the appropriate amount of sale or loan proceeds, or in a combination of such methods, subject to any conditions the Committee may impose. The Committee may establish other methods for payment of the exercise price and the amount required to satisfy the Company's tax withholding obligation.

     Shares shall be suitable for use as full or partial payment of the exercise price or the amount required to satisfy the Company's tax withholding obligation only if the Shares have been owned by the Option holder for more than one year by the date of exercise, or were not acquired from the Company, or satisfy any other requirements set by the Committee. The Committee may retain Shares from the total number of Shares deliverable pursuant to the exercise of an Option, to satisfy the Company's tax withholding obligation.

          (d) Type of Option. The Option agreement shall indicate whether an Option is or is not an ISO.

     6.2 Effect of Retirement, Termination of Employment, Death or Disability, Misconduct, Competition.

          (a) Retirement; Involuntary Termination. Neither an Officer's retirement on or after a retirement date specified in the Option agreement or on or after such other retirement date authorized by the Committee nor the termination of an Officer's employment by the Company shall affect the exercisability of any unexpired Option granted to the Officer, and the Option shall continue to be or become exercisable in accordance with its terms, subject to Section 6.2(d).

          (b) Voluntary Termination of Employment. If an Officer voluntarily terminates his employment before the retirement date specified in the Option agreement, any Option granted to the Officer that was not yet exercisable shall expire on the date of termination of employment, and any Option that was exercisable on the date of termination of employment shall, subject to Sections 6.2(d) and 6.2(e), remain exercisable for the three-month period following the date of termination of employment and expire at the end of such three-month period.

          (c) Death or Disability. Upon an Officer's death while in the employ of the Company or a Subsidiary, or the death of an Officer who retired or whose employment was terminated by the Company under the terms of Section 6.2(a), or the termination of an Officer's employment by reason of the Officer's total and permanent disability, any Option granted to the Officer under the Plan that was exercisable on the date of death or termination of employment shall, subject to Section 6.2(e), remain exercisable for the two-year period following the date of death or termination of employment and expire at the end of such two-year period, and any unexpired Option that was not yet exercisable shall become exercisable on the date of death or termination of employment and shall, subject to Section 6.2(e), remain exercisable for the following two-year period and expire at the end of such two-year period.

          (d) Misconduct; Competition. Notwithstanding any conflicting provision of this Section 6.2, unless the Option agreement otherwise provides or the Committee, in its discretion, determines otherwise, an Officer shall forfeit all rights under any unexercised Options granted to the Officer, and those Options shall automatically expire, if the Officer has, as determined by the Committee, engaged in any activity that is inimical, contrary, or harmful to the interests of the Company or in competition with any activity of the Company, including, but not limited to: (i) breach of any contract with the Company or violation of any fiduciary obligation owed to the Company; (ii) violation of any Company policy, rules, or procedures, including, without limitation, the Company's insider trading policy; (iii) conduct related to the Officer's employment for which either criminal or civil penalties against the Officer may be sought; (iv) being convicted of or entering a guilty plea with respect to a felony or serious crime; (v) rendering service for or committing to render service for any organization or engaging directly or indirectly in any business, which organization or business is or becomes competitive with the Company or which service, organization, or business is or becomes otherwise prejudicial to or in conflict with the interests of the Company; (vi) attempting to induce employees or agents of the Company to serve elsewhere or attempting to solicit the trade or business of any current or prospective customer or partner of the Company; (vii) disclosing or misusing any confidential information or material concerning the Company; or (viii) participation in a hostile takeover. The term "Company" as used in this Section 6.2(d) shall refer to the Company or any of its Subsidiaries.

          (e) No Extension of Term. No provision of this Section 6.2 shall extend the period for the exercise of an Option beyond the original term stated in the Option agreement.

          (f) Termination or Retirement. The terms "retirement" and "termination of employment," when used in this Section 6.2, shall refer to retirement or termination from employment with the Company and all of its Subsidiaries.

     6.3 Limits on Transferability.

          (a) ISO. An Option that is an ISO shall not be assignable or transferable except by will or the laws of descent and distribution.

          (b) Other Options. An Option that is not an ISO shall not be assignable or transferable except (i) by will or the laws of descent and distribution, and (ii) in accordance with any provision the Committee may, in its discretion, make in the Option agreement to permit transfers of the Option by gift or otherwise to members of the Officer's immediate family, to a trust or trusts for the exclusive benefit of members of the Officer's immediate family, to a partnership or limited liability company in which members of the Officer's immediate family are the only partners or shareholders, or to such other persons as may be specified by the Committee in the Option agreement, provided that subsequent transfers of an Option shall be prohibited unless in accordance with this Section 6.3(b), and provided further that all transfers shall conform to procedures established by the Committee and be subject to the consent of the Committee. For purposes of this Section 6.3(b), the term "immediate family" shall mean the Officer and the spouse, children, and grandchildren of the Officer.

          (c) Authority to Exercise Option.  Except as provided below in this
     Section 6.3(c), an Option shall be exercisable during the lifetime of the Officer to whom it was granted only by the Officer or, if the Officer is legally incapacitated, by the Officer's guardian or legal representative acting in a fiduciary capacity on behalf of the Officer under state law. In the case of a transfer of an Option that is not an ISO (if permitted by the Option agreement in accordance with paragraph (b) of Section 6.3), the Option shall be exercisable by the transferee, but only to the extent and at the times the Officer to whom the Option was granted (or, after the death of the Officer, the Officer's estate or legal representative) could have exercised the Option. A transferee shall be bound by the terms of the Plan and the Option agreement.

     6.4 Restrictions Applicable to ISOs.

          (a) Limit. The aggregate Fair Market Value of Shares that are the subject of ISOs first exercisable by an Officer during any calendar year shall not exceed $100,000 or such other limit set by the Internal Revenue Code. For the purpose of this limit, the Fair Market Value of Shares taken into account shall be their Fair Market Value as of the date of grant of the Option to which the Shares are subject.

          (b) 10 Percent Shareholder. With respect to an ISO granted to an Officer who, at the date of grant, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company and its Subsidiaries, the exercise price for each Share subject to the ISO shall not be less than 110 percent of the Fair Market Value of a Share on the date of the Option grant, and the ISO shall not be exercisable after the expiration of five years from the date of the grant.

VII.  ADJUSTMENTS

     7.1 Adjustments to Numbers of Shares and Options.

          (a) In General. If there is any change in the number of outstanding Shares through the declaration of stock dividends, stock splits, or the like, then the number of Shares available for Option grants under the Plan, the Shares subject to any outstanding Option, the maximum number of Shares that may be the subject of Options granted to any Officer, and the exercise prices of Options shall be automatically adjusted. If there is any change in the number of outstanding Shares through any change in the capital account of the Company, or through a merger, consolidation, separation (including a spin-off or other distribution of stock or property), reorganization, or partial or complete liquidation, the Committee shall make appropriate adjustments in the maximum number of Shares that may be issued under the Plan and in the maximum number of Shares that may be the subject of Options granted to any Officer and any adjustments or modifications to outstanding Options as the Committee, in its discretion, finds appropriate. In the event of any other change in the capital structure or in the common stock of the Company, the Committee shall also be authorized to make such appropriate adjustments in the maximum number of Shares that may be issued under the Plan and in the maximum number of Shares that may be the subject of Options granted to any Officer and any adjustments or modifications to outstanding Options as the Committee, in its discretion, finds appropriate.

          (b) ISO Exception. Notwithstanding the provisions of Section 7.1(a), with respect to an Option intended to be an ISO, there shall not, without the consent of the Option holder, be any adjustment to the Option that would prevent it from qualifying as an ISO.

     7.2 Change in Control.

          (a) Vesting. Upon a Change in Control of the Company, all terms, conditions, restrictions, and limits in effect on outstanding Options shall lapse as of the Change in Control, and all outstanding Options shall be immediately exercisable.

          (b) Adjustments. Upon a Change in Control, the Committee may, in its discretion, (i) provide for the purchase of each outstanding Option for an amount of cash equal to the excess of the Fair Market Value of the Shares subject to the Option (which shall not be less than the amount of cash and the fair market value of other consideration tendered for Shares in the Change in Control transaction) over the aggregate exercise price of the Option, (ii) make such adjustments to outstanding Options as the Committee finds appropriate to reflect the Change in Control, or (iii) cause any surviving corporation in the Change in Control to assume outstanding Options or substitute new options for the outstanding Options.

VIII.  MISCELLANEOUS

     8.1 Term of Plan. The Plan shall take effect, subject to the approval of the shareholders of the Company, on April 25, 1997. If shareholder approval is not obtained within twelve months of April 25, 1997, all Options granted under the Plan shall automatically be cancelled. The Plan shall expire on April 24, 2002.

     8.2 Amendment of Options. The Committee may at any time unilaterally amend any outstanding Option to the extent the Committee determines necessary or desirable, provided, however, that an amendment that would be adverse to the interests of the holder of the Option or, with respect to an Option that is an ISO, that would prevent the Option from qualifying as an ISO, shall not be effective without the Option holder's consent.

     8.3 Amendment of Plan. The Board may, in its discretion, amend the Plan or terminate the Plan, provided, however, that an amendment for which the approval of the Company's shareholders is required by law shall not be effective without the shareholders' approval, and that an amendment that would be adverse to the interests of the holder of an outstanding Option or, with respect to an Option that is an ISO, that would prevent the Option from qualifying as an ISO, shall not be effective with respect to that Option without the Option holder's consent.

     8.4 Foreign Officer. With respect to the granting of an Option to an Officer who is a foreign national or who is employed outside the United States, the Committee, to fulfill the purposes of the Plan, may provide for such special terms as the Committee finds necessary or appropriate to accommodate differences in local law, tax policy, or custom.

     8.5 No Tax Guaranties. Neither the Company, any Subsidiary, the Board of Directors, the Committee, nor any other person connected with the Plan represents or guarantees that any tax treatment, including, but not limited to, federal, state, and local income, gift, and estate tax treatment, will be applicable with respect to the grant of Options, exercise of Options, issuance of Shares, or any other transaction that occurs under or in connection with the Plan or an Option granted under the Plan.

     8.6 Construction. The Plan shall be construed in accordance with the laws of the State of Delaware. With respect to an Option intended to qualify as an ISO, the terms of the Plan and of the ISO shall be construed to give effect to such intent, subject to the Committee's authority to amend the Option pursuant to Section 8.2. References in the Plan to either gender shall be construed to include the other gender.

     8.7 No Right to Employment. Nothing in the Plan or in an Option agreement shall confer upon an Officer any right to continue in the employ of the Company or a Subsidiary, nor limit the Company's or Subsidiary's right to discharge an Officer.

     8.8 Conditions on Issuance of Shares.

          (a) General. Shares issued under the Plan may be issued subject to any such conditions, in addition to those specifically provided in the Plan, as the Committee may impose.

          (b) Regulatory Approvals and Listings. If the Company shall determine, in its sole discretion, that the listing, registration, or qualification of the Shares subject to an Option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition to or in connection with the issue or purchase of Shares under the Option, then, notwithstanding any contrary provisions of this Plan, the Company shall have no obligation to issue or deliver Shares pursuant to the exercise of the Option unless and until such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

          (c) Restrictions. The certificates representing Shares issued by the Company pursuant to the exercise of an Option may bear a legend describing the restrictions on resale of such Shares under applicable securities laws and stop transfer orders with respect to such certificates may be entered in the Company's stock transfer records.

     8.9 Rights as a Shareholder. The holder of an Option shall have no rights as a shareholder with respect to any Shares covered by the Option until the date of issuance of a stock certificate for Shares pursuant to the Option. Except as provided in Section 7.1, no adjustment shall be made for dividends or other rights for which the record date is prior to the date such Share certificate is issued.

                                    ANNEX C

                       AMERICAN PRECISION INDUSTRIES INC.
                        1995 DIRECTORS STOCK OPTION PLAN

                            as Amended and Restated

I.  PURPOSES

     The purposes of the American Precision Industries Inc. 1995 Directors Stock Option Plan are to encourage ownership of the stock of American Precision Industries Inc. by directors of the Company who are not employees of the Company and to enhance the Company's ability to attract and retain highly qualified persons to serve as its directors.

II.  DEFINITIONS

     The terms defined in this Article II shall have the meanings given unless the context clearly indicates otherwise.

     2.1 "Annual Retainer Fees" means the amount a director is entitled to receive for serving as a director and, if applicable, as chairman of the Audit, Compensation, Finance or Nominating Committee or other committees of the Company's Board of Directors during the one-year period beginning on a given January 1, not including Meeting Fees for Board or Committee meetings as defined in Section 2.7.

     2.2 "Board" shall mean the Board of Directors of the Company.

     2.3 "Change in Control" shall mean:

          (a) any person (which term, for purposes of this Section 2.3, shall include, without limitation, an individual, sole proprietorship, partnership, unincorporated association, unincorporated syndicate, unincorporated organization, trust, body corporate, and a trustee, executor, administrator, or other legal representative) (a "Person") or any group of two or more Persons acting in concert who or that becomes the beneficial owner, directly or indirectly, of securities of the Company representing, or acquires the right to control or direct, or to acquire through the conversion of securities or the exercise of warrants or other rights to acquire securities, 25 percent or more of the combined voting power of the Company's then outstanding securities; provided that, (i) "voting power" means the right to vote for the election of directors, and
     (ii) any determination of percentage of combined voting power shall be made on the basis that (x) all securities beneficially owned by the Person or group or over which control or direction is exercised by the Person or group that are convertible into securities carrying voting rights have been converted (whether or not then convertible) and all options, warrants, or other rights that may be exercised to acquire securities beneficially owned by the Person or group or over which control or direction is exercised by the Person or group have been exercised (whether or not then exercisable), and (y) no such convertible securities have been converted by any other Person and no such options, warrants, or other rights have been exercised by any other Person; or

          (b) at any time 33 percent or more of the directors elected or appointed to the Board are directors whose election or appointment to the Board or nomination for election by the Company's shareholders was not approved by a vote of at least a majority of the directors then in office who were either directors on the effective date of this Plan or whose election or appointment or nomination for election was so approved; or

          (c) a reorganization, merger, consolidation, combination, corporate restructuring, or similar transaction (an "Event"), in each case, in respect of which the beneficial owners of the outstanding Company voting securities immediately prior to such Event do not, following such Event, beneficially own, directly or indirectly, more than 50 percent of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the Company and any resulting parent of the Company in substantially the same proportions as their ownership, immediately prior to such Event, of the outstanding Company voting securities; or

          (d) an Event involving the Company as a result of which 33 percent or more of the members of the board of directors of the parent of the Company or the Company are not persons who were members of the Board immediately prior to the earlier of (x) the Event, (y) execution of an agreement the consummation of which would result in the Event, or (z) announcement by the Company of an intention to effect the Event.

     2.4 "Company" means American Precision Industries Inc.

     2.5 "Current Average Market Price" means, on the day of determination, the average of the closing price per Share on the New York Stock Exchange for the ten trading days prior to the day of determination as reported in the Wall Street Journal or in any other publication selected by the Board, or, if there were no reported sales of Shares during the ten trading days prior to the day of determination, then the Current Average Market Price of a Share shall be determined by the Board in such manner as it may deem appropriate.

     2.6 "Fair Market Value" means the closing price per Share on the New York Stock Exchange on the day of determination as reported in the Wall Street Journal or any other publication selected by the Board or, if there was no reported sale of Shares on that day, on the most recent preceding day on which there was such a sale.

     2.7 "Meeting Fees" means the amount a director is entitled to receive for attending a meeting of the Board of Directors or a meeting of a committee of the Board of Directors of which the director is a member.

     2.8 "Option" means an option granted under this Plan to purchase Shares. No Option granted under the Plan shall be an incentive stock option, within the meaning of Internal Revenue Code section 422. Options shall be either Discretionary Options granted under Article VI or Elected Options granted under Article VII. All options granted under this Plan before February 20, 1998, are Elected Options.

     2.9 "Outside Director" shall mean a member of the Board who is not an employee of the Company or an employee of a Subsidiary of the Company.

     2.10 "Plan" shall mean this American Precision Industries Inc. 1995 Directors Stock Option Plan, as it may be amended or restated from time to time.

     2.11 "Purchase Price" means the exercise price of an Elected Option, as computed under Section 7.4(a) of this Plan.

     2.12 "Share" means a share of the Company's common stock, par value $.66 2/3 per share.

     2.13 "Subsidiary" means a corporation, partnership, joint ventures, or other business entity directly or indirectly controlled by the Company.

III.  ADMINISTRATION

     3.1 Board of Directors.  The Board shall administer the Plan.

     3.2 Authority of Board of Directors.

          (a) Except as provided in Article VII with respect to Elected Options, the Board shall have the authority and discretion within the limits of the
     Plan:

             (1) to select the Outside Directors to be granted Options pursuant to the Plan;

             (2) to grant Options under the Plan; and

             (3) to prescribe the terms of each Option granted under the Plan, which need not be identical, and which shall include the number of Shares for which the Option shall be granted, the exercise price per Share, the time when the Option shall be granted, the term of the Option, and the times during the term of the Option when it shall be exercisable.

          (b) The Board shall have the further authority and discretion within the limits of the Plan:

             (1) to construe and interpret the Plan and Options granted under the Plan, and to establish, amend, and revoke rules for the administration of the Plan;

             (2) to correct any defect, omission, or inconsistency in the Plan or any Option agreement;

             (3) to determine the date on which a director's service as a director has terminated and the reason for the termination;

             (4) to determine the amount, if any, of the federal, state, and local income taxes required to be withheld by the Company in connection with the exercise of an Option; and

             (5) to take all action the Board finds advisable for the proper administration of the Plan.

     The Board's actions and decisions shall be conclusive and binding upon all persons having an interest in the Plan or under any Option.

     3.3 Limit on Liability. No member of the Board shall be personally liable for an action or decision made in good faith with respect to the Plan or any Option.

IV.  SHARES AVAILABLE

     4.1 Maximum Number. The number of Shares that may be issued upon the exercise of Options granted under the Plan shall not exceed 134,516, subject to adjustment as provided in Section 9.1 (relating to changes in capitalization). The Shares may be authorized and unissued shares or treasury shares.

     4.2 Effect of Expiration of Options, Etc. Shares covered by Options that have been forfeited, cancelled, terminated, or expired unexercised shall be available again for the purposes of the Plan.

V.  ELIGIBILITY

     The Board may grant Options under this Plan to any member of the Board who is not an employee of the Company or an employee of a Subsidiary of the Company.

VI.  DISCRETIONARY OPTIONS

     6.1 Grant of Discretionary Options. The Board may, in its discretion, from time to time grant Discretionary Options to one or more Outside Directors selected by the Board.

     6.2 General Terms. Each Discretionary Option granted under the Plan shall be evidenced by a written Option agreement signed by the director to whom the Option is granted and by an officer of the Company on behalf of the Company. The Option agreement shall set forth such terms and conditions as the Board shall determine and as are consistent with the terms of the Plan.

     6.3 Exercise Price. The exercise price for each Share subject to a Discretionary Option shall not be less than the Fair Market Value of a Share on the date of the Option grant.

VII.  ELECTED OPTIONS

     7.1 Grant of Elected Options. Elected Options shall be granted in accordance with this Article VII.

     7.2 Timing; Determination of Number of Shares. An Elected Option shall be granted automatically on the first day of each calendar year quarter to each Outside Director who has in effect on that day an election to receive Options instead of the director's Annual Retainer Fees or Meeting Fees. The number of Shares subject to such an Option shall be equal to the nearest number of whole Shares determined according to the following formula:


Number     =    Quarterly Elected Amount of Annual Retainer and Meeting Fees
of Shares       ------------------------------------------------------------
                (Current Average Market Price -- Purchase Price)


     For the purposes of this formula, the Current Average Market Price of a Share shall be determined as of the date of the grant of the Elected Option, and the Purchase Price of a Share subject to the Elected Option shall be that described in Section 7.4(a). The quarterly elected amount of a director's Annual Retainer Fees shall be the amount of the Annual Retainer Fees payable for the calendar quarter beginning on the date of grant, provided an election to receive Options applies to that amount. The quarterly elected amount of a director's Meeting Fees shall be the amount of the Meeting Fees payable to the director for meetings held during the calendar quarter preceding the date of grant, provided an election to receive Options applies to that amount.

     7.3 Elections to Receive Options; Fees to Which an Election Applies. To elect to receive an Option instead of Annual Retainer and Meeting Fees for a given calendar year, a director shall file a written election with the Secretary or Assistant Secretary of the Company by December 31 of the preceding calendar year, in the form prescribed by the Company.

     An election shall be applicable to Annual Retainer Fees payable for the calendar year following the election, and to Meeting Fees payable for meetings held during that calendar year. In the case of a director who is newly elected or appointed to the Board of Directors, the written election shall be filed by the first day of the first calendar year quarter following the director's election or appointment to the Board of Directors and shall apply to Annual Retainer Fees payable for the calendar year quarters following the director's election or appointment to the Board of Directors and to Meeting Fees payable for meetings held during those quarters. An election to receive Options for a given calendar year shall be irrevocable.

     7.4 Terms of Elected Options. Each Elected Option granted under the Plan shall be evidenced by a written agreement signed by the director to whom the Option is granted and by an officer of the Company on behalf of the Company. The Option agreement shall include the following terms and conditions:

          (a) Purchase Price. The Purchase Price of each Share subject to an Elected Option shall equal 30 percent of the Current Average Market Price of a Share on the date the Option is granted, rounded to the nearest whole cent.

          (b) Exercise Period. An Elected Option shall be exercisable in full six months after the grant of the Option. To the extent not already exercised, an Elected Option shall expire on the day before the tenth anniversary of the date of the grant of the Option or, if earlier, upon whichever of the following dates is applicable:

             (1) if the director's service as a director terminates by reason of the director's retirement after reaching age 70, the fifth anniversary of the director's retirement or, if the director dies before the fifth anniversary of his retirement, then the first anniversary of the director's death; or

             (2) if the director's service as a director terminates by reason of the director's disability or death, the first anniversary of the director's disability or death; or

             (3) if the director's service as a director terminates for any other reason, the date that is three months after the termination of the director's service as a director of the Company.

VIII.  TERMS APPLICABLE TO ALL OPTIONS

     8.1 Method of Exercise; Payment of Exercise or Purchase Price and Satisfaction of Tax Withholding Obligation. An Option shall be exercised by delivery to the Company of written notice of exercise accompanied by payment to the Company of an amount equal to the sum of (i) the exercise price of a Discretionary Option or the Purchase Price of an Elected Option or portion of the Option being exercised, plus (ii) the amount required to satisfy any federal, state, and local income tax withholding obligation incurred by the Company in connection with the exercise of the Option. Payment of the exercise price or Purchase Price and the amount required to satisfy the Company's tax withholding obligation may be made in cash, or by the surrender (directly or by attestation to ownership) of suitable Shares, or by delivery of a properly executed exercise notice together with irrevocable instructions to a broker to deliver promptly to the Company the appropriate amount of sale or loan proceeds, or in a combination of such methods, subject to any conditions the Board may impose. The Board may establish other methods for payment of the exercise price and the amount required to satisfy the Company's tax withholding obligation.

     Shares shall be suitable for use as full or partial payment of the exercise price or Purchase Price or the amount required to satisfy the Company's tax withholding obligation only if the Shares have been owned by the Option holder for more than one year by the date of exercise, or were not acquired from the Company, or satisfy any other requirements set by the Board. The Board may retain Shares from the total number of Shares deliverable pursuant to the exercise of an Option, to satisfy the Company's tax withholding obligation.

     8.2 Limits on Transferability.

          (a) In General. An Option shall not be assignable or transferable except (i) by will or the laws of descent and distribution, and (ii) in accordance with any provision the Board may, in its discretion, make in the Option agreement to permit transfers of the Option by gift or otherwise to members of the director's immediate family, to a trust or trusts for the exclusive benefit of members of the director's immediate family, to a partnership or limited liability company in which members of the director's immediate family are the only partners or shareholders, or to such other persons as may be specified by the Board in the Option agreement, provided that subsequent transfers of an Option shall be prohibited unless in accordance with this Section 8.2(a), and provided further that all transfers shall conform to procedures established by the Board and be subject to the consent of the Board. For purposes of this Section 8.2(a), the term "immediate family" shall mean the director and the spouse, children, and grandchildren of the director.

          (b) Authority to Exercise Option. Except as provided below in this
     Section 8.2(b), an Option shall be exercisable during the lifetime of the director to whom it was granted only by the director or, if the director is legally incapacitated, by the director's guardian or legal representative acting in a fiduciary capacity on behalf of the director under state law. In the case of a transfer of an Option (if permitted by the Option agreement in accordance with paragraph (a) of Section 8.2), the Option shall be exercisable by the transferee, but only to the extent and at the times the director to whom the Option was granted (or, after the death of the director, the director's estate or legal representative) could have exercised the Option. A transferee shall be bound by the terms of the Plan and the Option agreement.

IX.  ADJUSTMENTS

     9.1 Adjustments to Numbers of Shares and Options. If there is any change in the number of outstanding Shares through the declaration of stock dividends, stock splits or the like, the number of Shares available for Option grants under the Plan, the Shares subject to any Option and the exercise prices of Discretionary Options and Purchase Prices of Elected Options shall be automatically adjusted. If there is any change in the number of outstanding Shares through any change in the capital account of the Company, or through a merger, consolidation, separation (including a spin-off or other distribution of stock or property), reorganization, or partial or complete liquidation, the Board shall make appropriate adjustments in the maximum number of Shares that may be issued under the Plan and any adjustments or modifications to outstanding Options as the Board, in its discretion, finds appropriate. In the event of any other change in the capital structure or in the common stock of the Company, the Board shall also be authorized to make such appropriate adjustments in the maximum number of Shares that may be issued under the Plan and any adjustments or modifications to outstanding Options as the Board, in its discretion, finds appropriate.

     9.2 Change in Control.

          (a) Vesting. Upon a Change in Control of the Company, all terms, conditions, restrictions, and limits in effect on outstanding Options shall lapse as of the Change in Control, and all outstanding Options shall be immediately exercisable.

          (b) Adjustments. Upon a Change in Control, the Board may, in its discretion, (i) provide for the purchase of each outstanding Option for an amount of cash equal to the excess of the Fair Market Value of the Shares subject to the Option (which shall not be less than the amount of cash and the fair market value of other consideration tendered for Shares in the Change in Control transaction) over the aggregate exercise price of a Discretionary Option or Purchase Price of an Elected Option, (ii) make such adjustments to outstanding Options as the Board finds appropriate to reflect the Change in Control, or (iii) cause any surviving corporation in the Change in Control to assume outstanding Options or substitute new options for the outstanding Options.

X.  MISCELLANEOUS

     10.1 Term of Plan. The Plan first took effect July 1, 1995, upon the approval of the shareholders of the Company. The Plan was amended effective February 25, 1997, and is further amended by the adoption of this restated Plan document, effective February 20, 1998. The Plan shall expire on December 31, 2005.

     10.2 Amendment of Options. The Board may at any time unilaterally amend any outstanding Option to the extent the Board determines necessary or desirable, provided, however, that an amendment that would be adverse to the interests of the holder of the Option shall not be effective without the Option holder's consent.

     10.3 Amendment of Plan. The Board may, in its discretion, amend the Plan or terminate the Plan, provided, however, that an amendment for which the approval of the Company's shareholders is required by law shall not be effective without the shareholders' approval, and that an amendment that would be adverse to the interests of the holder of an outstanding Option shall not be effective with respect to that Option without the Option holder's consent.

     10.4 Foreign Directors. With respect to the granting of an Option to a director who is a foreign national or who resides outside the United States, the Board, to fulfill the purposes of the Plan, may provide for such special terms as the Board finds necessary or appropriate to accommodate differences in local law, tax policy, or custom.

     10.5 No Tax Guaranties. Neither the Company, the Board of Directors, nor any other person connected with the Plan represents or guarantees that any tax treatment, including, but not limited to, federal, state, and local income, gift, and estate tax treatment, will be applicable with respect to the grant of Options, exercise of Options, issuance of Shares, or any other transaction that occurs under or in connection with the Plan or an Option granted under the Plan.

     10.6 Construction. The Plan shall be construed in accordance with the laws of the State of Delaware. References in the Plan to either gender shall be construed to include the other gender.

     10.7 No Right to Directorship. Nothing in the Plan or in an Option agreement shall confer upon a director any right to continue as a director of the Company or a Subsidiary.

     10.8 Conditions on Issuance of Shares.

          (a) General. Shares issued under the Plan may be issued subject to any such conditions, in addition to those specifically provided in the Plan, as the Board may impose.

          (b) Regulatory Approvals and Listings. If the Company shall determine, in its discretion, that the listing, registration, or qualification of the Shares subject to an Option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition to or in connection with the issue or purchase of Shares under the Option, then, notwithstanding any contrary provisions of this Plan, the Company shall have no obligation to issue or deliver Shares pursuant to the exercise of the Option unless and until such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

          (c) Restrictions. The certificates representing Shares issued by the Company pursuant to the exercise of an Option may bear a legend describing the restrictions on resale of such Shares under applicable securities laws and stop transfer orders with respect to such certificates may be entered in the Company's stock transfer records.

     10.9 Rights as a Shareholder. The holder of an Option shall have no rights as a shareholder with respect to any Shares covered by the Option until the date of issuance of a stock certificate for Shares pursuant to the Option. Except as provided in Section 9.1, no adjustment shall be made for dividends or other rights for which the record date is prior to the date such Share certificate is issued.

AMERICAN PRECISION INDUSTRIES INC.                                         PROXY

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
               THE COMPANY FOR THE ANNUAL MEETING APRIL 24, 1998

    The undersigned hereby constitutes and appoints Bruce McH. Kirchner and John
M. Murray, and each or either of them, proxies with full power of substitution, to vote for the undersigned all shares of voting securities of American Precision Industries Inc. which the undersigned would be entitled to vote if personally present at the annual meeting of shareholders to be held on April 24, 1998, and at any adjournment thereof, upon the matters described in the accompanying Proxy Statement and upon any other business that may properly come before the meeting or any adjournment thereof. Said proxies are directed to vote or refrain from voting as indicated in this proxy, and otherwise in their discretion.

1. Election of Directors, Nominees:

  CLASS III (TERM EXPIRING IN 2000)    HOLGER HJELM

  CLASS I (THREE YEAR TERM)    JOHN M. ALBERTINE, DOUGLAS J. MACMASTER, JR., and
   KLAUS K. OERTEL

  [ ]  FOR all nominees (except as marked to the contrary)
  [ ]  WITHHOLD AUTHORITY to vote for all nominees

            For, except vote withheld from the following nominee(s):

--------------------------------------------------------------------------------

2. Approval of the 1998 Employees Stock Option Plan

         [ ]  FOR               [ ]  AGAINST               [ ]  ABSTAIN

3. Approval of 1997 Officers Stock Option Plan

         [ ]  FOR               [ ]  AGAINST               [ ]  ABSTAIN

                                                       (Continued on other side)

(Continued from other side)

4. Approval of Amendments and Proposed Amendments to 1995 Directors Stock Option Plan

         [ ]  FOR               [ ]  AGAINST               [ ]  ABSTAIN

5. Ratification of Selection of Independent Auditors

         [ ]  FOR               [ ]  AGAINST               [ ]  ABSTAIN

YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES, BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD.

                                              Dated: _____________________, 1998

                                              PLEASE SIGN EXACTLY AS NAME(S)
                                              APPEARS HEREON. JOINT OWNERS
                                              SHOULD BOTH SIGN. WHEN SIGNING AS
                                              ATTORNEY, EXECUTOR, ADMINISTRATOR,
                                              TRUSTEE OR GUARDIAN, PLEASE GIVE
                                              FULL TITLE AS SUCH.

                                              ----------------------------------

                                              ----------------------------------

                                                (Signature of Shareholder(s))

     PLEASE SIGN, DATE AND RETURN THIS PROXY CARD IN THE ENCLOSED ENVELOPE,
           WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.